UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the	☐

Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

IDR CORE PROPERTY INDEX FUND LTD

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IDR Core Property Index Fund Ltd
3 Summit Park Drive

Suite 450

Independence, OH 44131

[ ], 2023

Dear Stockholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Stockholders of IDR Core Property Index Fund Ltd, a Maryland corporation (the “Company”), that will be held on August [ ], 2023, at [ ], Eastern Time, and any postponement or adjournment thereof (the “Meeting”). The Meeting will be held in a virtual meeting format only, which will be conducted on-line via a live webcast at www.proxydocs.com/IDR. Stockholders may attend and vote at the virtual Meeting by following the instructions included in the accompanying Notice of Special Meeting and Proxy Statement. You must register prior to the start of the meeting to attend and/or participate in the meeting.

At the Meeting, stockholders of the Company (“Stockholders”) will vote solely on the following proposals, (collectively, the “Proposals”) each of which will take effect on the earlier of the termination of the Interim Advisory Agreement (as defined below) or the date on which the Company converts to an interval fund pursuant to the Interval Fund Proposal (as defined below) (the “Effective Date”), other than the Director Election Proposal (as defined below), and each of which is described in more detail in the Proxy Statement:

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company and Accordant Investments LLC (“Accordant Investments”), pursuant to which Accordant Investments will serve as the investment adviser to the Company (the “Advisory Agreement Proposal”);

2.	To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”), by and among Accordant Investments, the Company and IDR Investment Management, LLC (“IDR” or the “Sub-Adviser”), (the “Sub-Advisory Agreement Proposal”);

3.	To approve a new expense limitation and reimbursement agreement (the “New ELA”) between the Company and Accordant Investments (the “ELA Proposal” and together with the Advisory Agreement Proposal and the Sub-Advisory Agreement Proposal, the “Advisory Arrangements Proposals”);

4.	To approve the conversion of the Company from a Maryland corporation to a Delaware statutory trust in accordance with the Plan of Conversion (the “Conversion,” and such proposal, the “Conversion Proposal”);

5.	To approve the Company’s Declaration of Trust and By-laws (the “Charter Proposal”);

6.	To approve a change in the Company’s investment objective and make the investment objective non-fundamental (the “Investment Objective Proposal”);

7.	To approve the adoption of a fundamental policy to make quarterly repurchase offers for the Company’s shares (the “Interval Fund Proposal”);

8.	To approve certain changes to make non-fundamental the Company’s current fundamental investment policy to invest, under normal circumstances, at least 80% of its total assets in real estate investment vehicles that comprise the NFI-ODCE X Index, and modify the reference index to the NFI-ODCE Index (the “80% Policy Proposal”);

9.	To approve a modification of the Company’s fundamental investment policy regarding investment concentration (the “Concentration Policy Proposal” and together with the Interval Fund Proposal, Investment Objective Proposal and the 80% Policy Proposal, the “Fundamental Policy Proposals”);

10.	To elect seven (7) individuals as directors, with each to serve as a member of the Board of Directors (the “Board”) of the Company and each of whom will commence his term upon election at the Meeting for an indefinite term and until his successor is duly elected and qualifies (the “Director Election Proposal”);

11.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Pursuant to the Company’s Bylaws and Maryland law, only the matters set forth in the Notice of Special Meeting may be considered and voted on at the Meeting. More information about each of the Proposals is contained in the enclosed Notice of Special Meeting and Proxy Statement (the “Proxy Statement”).

It is important that you vote and that your proxy be received prior to the Meeting on August [ ], 2023. Whether or not you plan to attend the virtual Meeting, please authorize a proxy to vote your shares promptly by telephone or through the internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided. Please refer to the attached materials for details on how to participate in the virtual Meeting, or call the Company at 844-759-3072. If you have any questions about these matters, please call the Company at 844-759-3072.

Thank you for considering the proposals and participating in the proxy process.

Sincerely,

/s/ Gary A. Zdolshek
Director and Chairman of the Board, Chief Executive Officer and President
IDR Core Property Index Fund Ltd

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding Internet Availability of Proxy Materials for Stockholders Meeting to be Held on August [ ], 2023

The proxy materials for IDR Core Property Index Fund Ltd’s special meeting of Stockholders to be held on August [ ], 2023, including the Proxy Statement, the Notice of Special Meeting, and any other additional soliciting materials, are available over the Internet by accessing www.proxydocs.com/IDR. Other information on this website does not constitute part of IDR Core Property Index Fund Ltd’s proxy materials.

Important information to help you understand and vote on the proposals:

Please read the full text of the proxy statement. Below is a brief overview of the Proposals to be voted upon. Your vote is important.

Why am I receiving the enclosed Proxy Statement?

We are sending this document to you for your use in connection with the Company’s solicitation of your vote to approve important Proposals concerning the Company. Each of these Proposals is described in detail in the enclosed Proxy Statement.

How can I attend the Meeting?

We will be holding a Special Meeting of Stockholders in a virtual-only format. By hosting the Special Meeting of Stockholders via a live webcast, we believe we are able to communicate more effectively with our stockholders and enable increased attendance and participation from locations around the world. In order to attend the meeting, you must register [at www.proxydocs.com/IDR] by [   ] p.m., Eastern Time, on August [    ], 2023. The meeting can be accessed by using the invitation provided upon registration, where you will be able to listen to the meeting live, submit questions and vote online.

What are the Advisory Arrangements Proposals about?

A new investment advisory agreement is required for the Company following the organizational restructuring of Emphasis Capital LLC (“Emphasis Capital”), pursuant to which it acquired a 65% equity stake in IDR in connection with the spin-out of Emphasis Capital from its former parent, Affinius Capital LLC (“Affinius”) on April 18, 2023 (the “Restructuring”). In the Restructuring, Affinius’ majority interest in IDR transferred to Emphasis Capital. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a “change in control” of an investment adviser results in an assignment of an investment advisory agreement and its automatic termination. The Restructuring resulted in a change of control of IDR automatically terminating the Company’s investment advisory agreement with IDR (the “IDR Agreement”). As a result, the Board, including members of the Board who are not “interested persons” of the Company or IDR as defined in Section 2(a)(19) of the 1940 Act (the “Independent Board Members”), approved an interim investment advisory agreement between IDR and the Company (the “Interim Advisory Agreement”) on April 6, 2023, that became effective on April 18, 2023 upon consummation of the Restructuring. However, the Restructuring did not result in any changes in the personnel or operations of IDR or any changes to the day-to-day management of IDR or the Company. If the Advisory Arrangements Proposals are approve, Emphasis Capital will utilize a sub-advisory structure in managing the Company’s affairs and therefore we are asking Stockholders to approve a new investment advisory agreement between the Company and Accordant Investments, a wholly-owned investment advisory subsidiary of Emphasis Capital and an affiliate of IDR. In addition, reflecting the new structure of Emphasis Capital’s business, Stockholders are additionally being asked to approve a new sub-advisory agreement by and among the Company, Accordant Investments and IDR engaging IDR as a sub-adviser to the Company, responsible for day-to-day management of the Company subject to the oversight of Accordant Investments. We are also asking Stockholders to approve a new Expense Limitation and Reimbursement Agreement (the “New ELA”) between the Company and Accordant Investments. Under the New ELA, the Company will agree to reimburse Accordant Investments in the amount of any fees that either Accordant Investments or IDR previously waived, or Company expenses that either Accordant Investments or IDR previously paid (including organizational and offering expenses) (collectively, the “Reimbursable Amounts”), so long as Reimbursable Amounts are paid not more than five years from the date incurred with respect to organizational and offering expenses and not more than three years from the date incurred with respect to operating expenses, even if such Reimbursable Amounts were waived or paid by IDR prior to the Restructuring.

What will happen if the Advisory Agreement Proposal is not approved?

If Stockholders do not approve the New Advisory Agreement, the Board will consider what further actions to take, including adjourning the Meeting to a later date and making a reasonable effort to solicit sufficient support for the Advisory Agreement Proposal. If, following such adjournment, the Board determines that the approval of the proposal is unlikely to occur, the Board will consider alternatives such as allowing IDR to manage the Company at cost for a temporary period, retaining a new investment adviser for the Company, or the possible liquidation and closing of the Company. To avoid interruption to the management and operations and additional costs to the Company seeking alternatives, the Board is recommending that Stockholders of the Company approve the New Advisory Agreement. Please note that if Stockholders do not approve the Advisory Agreement Proposal or the Sub-Advisory Agreement Proposal, the Company will not move forward with the Charter Proposal, Conversion Proposal or Interval Fund Proposal.

Will the New Advisory Agreement increase the investment advisory fee paid by the Company?

It is anticipated that the advisory fees payable by the Company to Accordant Investments (the “Advisory Fee”) will increase if the Advisory Agreement Proposal, Sub-Advisory Agreement Proposal and other Proposals are approved. Under the IDR Agreement and the Interim Advisory Agreement, the Company pays IDR an advisory fee calculated at an annual rate of 0.40% of the Company’s net assets at the end of the most recently completed calendar quarter and is payable quarterly in arrears. Under the New Advisory Agreement, the Advisory Fee that the Company will pay Accordant Investments will be calculated at an annual rate of 0.65% of the Company’s net assets at the end of the most recently completed calendar quarter and will be payable quarterly in arrears. Accordant Investments will pay 0.30% of such Advisory Fee to IDR in exchange for the sub-advisory services to be provided by IDR under the New Sub-Advisory Agreement. As discussed below, the Board has reviewed the New Advisory Agreement and believes the increase in management fee under the New Advisory Agreement is reasonable and appropriate in light of the nature, extent and quality of services to be provided by Accordant Investments under the New Advisory Agreement in anticipation of Stockholder approval of the Fundamental Policy Proposals, and compared to those which are currently provided by IDR under the IDR Agreement.

Why was Accordant Investments proposed as the Company’s Investment Advisor and IDR proposed as the Company’s Sub-Advisor?

The Board chose IDR as the Company’s Sub-Advisor to ensure continuity in the portfolio management of the Company and retention of the current investment personnel. The Board chose Accordant Investments as the Company’s investment advisor in recognition of the sub-advised business model that Emphasis Capital plans to utilize in its investment advisory business. In addition, the Board’s selection of Accordant Investments was made in anticipation of approval of the Interval Fund Proposal and because of the oversight services Accordant Investments will provide the Company in addition to the anticipated increased complexity of complying with Rule 23c-3 under the 1940 Act applicable to interval funds, including managing a continuously offered closed-end fund required to calculate a daily net asset value (NAV) and maintaining compliance with applicable requirements of the additional oversight services that Accordant Investments would provide as the Company’s investment advisor.

What are the Fundamental Policy Proposals about?

In general, the Fundamental Policy Proposals will increase the Company’s investment flexibility. First, the Investment Objective Proposal will ask Stockholders to approve a change to the Company’s investment objective from “To employ an indexing investment approach that seeks to track the NFI-ODCE X Index on a net-of-fee basis while minimizing tracking error” to “To employ an indexing investment approach that seeks to track the NFI-ODCE Index on a net-of-fee basis while minimizing tracking error.” The Investment Objective Proposal will also ask Stockholders to approve making the Company’s investment objective a non-fundamental policy that could be changed upon providing Stockholders with 60 days’ notice, to the extent such notice is required pursuant to Rule 35d-1 under the 1940 Act. Similarly, the 80% Policy Proposal will ask Stockholders to approve a change to the Company’s fundamental policy to invest “at least 80% of its total assets in Eligible Component Funds that comprise the NFI-ODCE X Index” to instead require that the Company invest “at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Eligible Component Funds that comprise the NFI-ODCE Index” and to make such investment policy a non-fundamental policy that could be changed upon providing Stockholders with 60 days’ notice, in accordance with Rule 35d-1 under the 1940 Act. The Concentration Policy Proposal will ask Stockholders to modify the Company’s policy requiring it to invest "25% or more of its total assets in REITs or companies that otherwise operate in the real estate industry” to require the Company to invest “25% or more of its total assets in real estate related investments, including real estate investment vehicles that in turn hold real estate-related investments, or companies that otherwise operate in the real estate industry.” The Interval Fund Proposal asks the Stockholders to approve a fundamental investment policy of the Company to conduct repurchase offers of Company Shares at quarterly intervals pursuant to Rule 23c-3 under the 1940 Act. The Interval Fund Proposal is intended to provide investors with a limited ability to sell Shares to the Company at approximately net asset value.

What does the Conversion Proposal do?

Stockholders are being asked to approve the conversion of the Company from a Maryland corporation to a Delaware statutory trust pursuant to a Plan of Conversion. Accordingly, in addition to approving the conversion of the company’s business organizational structure, Stockholders are being asked to approve new organizational documents required under Delaware law including a Declaration of Trust and new By-laws. Approval of this proposal will result in the Company changing from a Maryland corporation to a Delaware statutory trust.

Will the Conversion constitute a taxable event for the Company’s Stockholders?

No. It is not anticipated that the Conversion will constitute a taxable event for the Company or its Stockholders. As a result of the Conversion, the Company’s business structure and jurisdiction of organization will change from a Maryland corporation to a Delaware statutory trust. In all respects other than its business structure and jurisdiction of organization, the Conversion will preserve the continuance of the Company’s legal existence and performance and accounting history.

Why are Stockholders voting on a new Board of Directors for the Company?

Stockholders are voting to elect seven (7) individuals as directors, with each to serve an indefinite term and until his successor is duly elected and qualifies. It is expected that upon conversion of the Company to a Delaware statutory trust, each director then serving on the Board will become a trustee of the Company.

How many votes do I have?

Each share of the Company’s Class A common stock, par value $0.001 per share (collectively, the “Shares”) that you owned as of the close of business on the record date (the “Record Date”) entitles you to one vote (i) on each Proposal other than the Director Election Proposal that is presented at the Meeting, and (ii) with regard to each directorship in connection with the Director Election Proposal. The Record Date for the Meeting is the close of business on June 30, 2023. Only Stockholders of record as of the close of business on June 30, 2023 may vote at the Meeting.

Will the Company have to pay any fees or expenses in connection with any of the Proposals?

Yes, the Company and, indirectly, the Stockholders will pay all expenses relating to the Proposals, whether or not any particular Proposal is approved. The costs of the solicitation related to the Proposals, including any costs directly associated with preparing, filing, printing, and distributing to the Stockholders all materials relating to this Proxy Statement and soliciting Stockholder votes, will be borne by the Company. We have hired Mediant, 350 Granite St, Building 2, Suite 2202, Braintree, MA 02184, to assist in the distribution and solicitation of proxies as well as conducting the Meeting for a fee of $7,500. Please note however that because each of the Company, IDR and Accordant Investments deem all proxy expenses incurred by the Company as ordinary expenses, they are subject to the Company’s current Operating Expense Limitation Agreement whereby IDR has agreed to waive its fees and reimburse the Company for its operating expenses that exceed certain limits per quarter.

Who do I call if I have questions?

If you need any assistance or have any questions regarding the proposals or how to vote your Shares, please call the Company at 844-759-3072 during regular business hours. Please have your proxy materials available when you call.

Has the Board approved each of the Proposals?

Yes, at a meeting held May 31, 2023, the Board has approved each of the Proposals (including the nomination of each individual for election as a director) and recommended that Stockholders vote FOR each proposal/each individual nominated for election as a director.

What happens if some, but not all, of the Proposals are approved by Stockholders?

The Company’s entry into the New Advisory Agreement and New Sub-Advisory Agreement, and implementation of the Charter Proposal, Conversion Proposal and the Interval Fund Proposal must all be approved in order for the Company to move forward with any of those proposals. If Stockholders do not approve one of those proposals, the Company will abandon each of the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal, the Charter Proposal, the Conversion Proposal and the Interval Fund Proposal. If Stockholders do not approve any of the Fundamental Policy Proposals, the Company will continue to abide by its current investment objective and fundamental investment policies, and each such policy will remain a fundamental policy requiring stockholder approval to be changed.

WEBSITE REFERENCES

Website references and their hyperlinks have been provided for convenience only. The content on any referenced websites is not incorporated by reference into this Proxy Statement, nor does it constitute a part of this Proxy Statement.

IDR Core Property Index Fund Ltd

3 Summit Park Drive

Suite 450

Independence, OH 44131

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST [ ], 2023

To the Stockholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of IDR Core Property Index Fund Ltd (the “Company”), a Maryland corporation registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), will be held on August [ ], 2023 in a virtual format, via the Internet, at [ ], Eastern Time (the “Meeting”). The Meeting will be held in a virtual meeting format only at the following web address: www.proxydocs.com/IDR. You must register prior to the start of the meeting to attend and/or participate in the meeting. The control number for the Meeting is located in the shaded gray box on the right side of your proxy card. Once you have registered, you will receive an email confirming your registration and providing further details about the meeting.

There will be no physical location for stockholders to attend. To participate in the Meeting, you will need to log in by visiting the above web address and entering the control number for the Meeting. Stockholders who attend the Meeting will be able to submit their votes “in-person” at the virtual Meeting. Please refer to the attached materials for more information.

At the Meeting, stockholders of the Company (the “Stockholders”) will consider and vote solely on the following proposals (each, a “Proposal”) each of which will take effect on the earlier of the termination of the Interim Advisory Agreement (as defined below) or the date on which the Company converts to an interval fund pursuant to the Interval Fund Proposal (as defined below) (the “Effective Date”), other than the Director Election Proposal (as defined below), and each of which is described in more detail in the Proxy Statement:

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company and Accordant Investments LLC (“Accordant Investments”), pursuant to which Accordant Investments will serve as the investment adviser to the Company (the “Advisory Agreement Proposal”);

2.	To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”), by and among Accordant Investments, the Company and IDR Investment Management, LLC (“IDR” or the “Sub-Adviser”), (the “Sub-Advisory Agreement Proposal”);

3.	To approve a new expense limitation and reimbursement agreement (the “New ELA”) between the Company and Accordant Investments (the “ELA Proposal” and together with the Advisory Agreement Proposal and the Sub-Advisory Agreement Proposal, the “Advisory Arrangements Proposals”);

4.	To approve the conversion of the Company from a Maryland corporation to a Delaware statutory trust in accordance with the Plan of Conversion (the “Conversion,” and such proposal, the “Conversion Proposal”);

5.	To approve the Company’s Declaration of Trust and By-laws (the “Charter Proposal”);

6.	To approve a change in the Company’s investment objective and make the investment objective non-fundamental (the “Investment Objective Proposal”);

7.	To approve the adoption of a fundamental policy to make quarterly repurchase offers for the Company’s shares (the “Interval Fund Proposal”);

8.	To approve certain changes to make non-fundamental the Company’s current fundamental investment policy to invest, under normal circumstances, at least 80% of its total assets in real estate investment vehicles that comprise the NFI-ODCE X Index, and modify the reference index to the NFI-ODCE Index (the “80% Policy Proposal”);

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9.	To approve a modification of the Company’s fundamental investment policy regarding investment concentration (the “Concentration Policy Proposal” and together with the Interval Fund Proposal, Investment Objective Proposal and the 80% Policy Proposal, the “Fundamental Policy Proposals”);

10.	To elect seven (7) individuals as directors, with each to serve as a member of the Board of Directors (the “Board”) of the Company and each of whom will commence his term upon election at the Meeting for an indefinite term and until his successor is duly elected and qualifies (the “Director Election Proposal”);

11.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Pursuant to the Company’s Bylaws and Maryland law, only the matters set forth in this Notice of Special Meeting may be considered and voted on at the Meeting.

Stockholders of record of the Company as of the close of business on June 30, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. This Proxy Statement will first be mailed to Stockholders on or about [ ], 2023. You should read the Proxy Statement attached to this notice prior to authorizing a proxy to vote your shares. If you attend the virtual Meeting, you may vote or give your voting instructions virtually at the Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should authorize a proxy to vote your shares or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy card [in the enclosed postage-paid envelope] or by calling 866-349-0468 or voting online at www.proxydocs.com/IDR.

To assure that the quorum needed to act on each of the Proposals is present at the Meeting and to save the expense of further mailings, please mark, sign and date your proxy card and return it [in the enclosed postage-paid envelope] or authorize a proxy to vote your shares by calling 866-349-0468 or voting online at www.proxydocs.com/IDR.

By order of the Board of Directors of IDR Core Property Index Fund Ltd,

/s/ Brian Thomas
Secretary

[ ], 2023

Independence, Ohio

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IDR Core Property Index Fund Ltd
3 Summit Park Drive

Suite 450

Independence, OH 44131

PROXY STATEMENT

Special Meeting of Stockholders

This Proxy Statement (the “Proxy Statement”) is being furnished to stockholders (“Stockholders”) of IDR Core Property Index Fund Ltd (the “Company”), a Maryland corporation registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”)), who, as of the close of business on June 30, 2023, were invested in shares of common stock, par value $0.001 per share (“Shares”), of the Company in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for exercise at the Company’s special meeting of stockholders (the “Meeting”) to be held on August [ ], 2023 at [ ], Eastern Time, and any postponement or adjournment thereof. This Proxy Statement and the accompanying proxy card are first being sent to Stockholders on or about [ ], 2023.

The purpose of this Proxy Statement is to provide information to Stockholders of the Company in conjunction with a solicitation of votes on the following proposals (each, a “Proposal”) each of which will take effect on the earlier of the termination of the Interim Advisory Agreement (as defined below) or the date on which the Company converts to an interval fund pursuant to the Interval Fund Proposal (as defined below) (the “Effective Date”), other than the Director Election Proposal (as defined below), and each of which is described in more detail in the Proxy Statement:

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company and Accordant Investments LLC (“Accordant Investments”), pursuant to which Accordant Investments will serve as the investment adviser to the Company (the “Advisory Agreement Proposal”);

2.	To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”), by and among Accordant Investments, the Company and IDR Investment Management, LLC (“IDR” or the “Sub-Adviser”), (the “Sub-Advisory Agreement Proposal”);

3.	To approve a new expense limitation and reimbursement agreement (the “New ELA”) between the Company and Accordant Investments (the “ELA Proposal” and together with the Advisory Agreement Proposal and the Sub-Advisory Agreement Proposal, the “Advisory Arrangements Proposals”);

4.	To approve the conversion of the Company from a Maryland corporation to a Delaware statutory trust in accordance with the Plan of Conversion (the “Conversion,” and such proposal, the “Conversion Proposal”);

5.	To approve the Company’s Declaration of Trust and By-laws (the “Charter Proposal”);

6.	To approve a change in the Company’s investment objective and make the investment objective non-fundamental (the “Investment Objective Proposal”);

7.	To approve the adoption of a fundamental policy to make quarterly repurchase offers for the Company’s shares (the “Interval Fund Proposal”);

8.	To approve certain changes to make non-fundamental the Company’s current fundamental investment policy to invest, under normal circumstances, at least 80% of its total assets in real estate investment vehicles that comprise the NFI-ODCE X Index, and modify the reference index to the NFI-ODCE Index (the “80% Policy Proposal”);

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9.	To approve a modification of the Company’s fundamental investment policy regarding investment concentration (the “Concentration Policy Proposal” and together with the Interval Fund Proposal, Investment Objective Proposal and the 80% Policy Proposal, the “Fundamental Policy Proposals”);

10.	To elect seven (7) individuals as directors, with each to serve as a member of the Board of Directors (the “Board”) of the Company and each of whom will commence his term upon election at the Meeting for an indefinite term and until his successor is duly elected and qualifies (the “Director Election Proposal”);

11.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Pursuant to the Company’s Bylaws (the "Bylaws") and Maryland law, only the matters set forth in the Notice of Special Meeting may be considered and voted on at the Meeting.

The Meeting will be held on August [ ], 2023 in a virtual format, online, at [ ] Eastern Time at the following web address: www.proxydocs.com/IDR. The control number for the Meeting is located in the shaded gray box on the right side of your proxy card.

There will be no physical location for Stockholders to attend. To participate in the Meeting, you will need to log in by visiting the web address above and entering the control number for the Meeting. Stockholders who attend the Meeting will be permitted to vote “in-person” at the virtual Meeting. Please refer to the attached materials for more information.

This Proxy Statement, which you should retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions.

Record Date and Voting Securities

You may vote your Shares, virtually or by proxy, at the Meeting only if you were a Stockholder of record at the close of business on June 30, 2023 (the “Record Date”). Each Share that you owned as of the Record Date entitles you to one vote (i) on each Proposal other than the Director Election Proposal that is presented at the Meeting, and (ii) with regard to each directorship in connection with the Director Election Proposal.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The organizational documents for the Company provide that the presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast (without regard to class or series) shall constitute a quorum. Abstentions and broker non-votes will be treated as Shares present for quorum purposes.

At the close of business on the Record Date, there were [  ] of the Company’s Shares outstanding and entitled to vote. Thus, [ ] Shares must be represented by Stockholders present at the Meeting or by proxy to have a quorum.

If there are not sufficient votes to achieve a quorum for a given Proposal by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes with respect to that Proposal. If a quorum is not established at the Meeting, pursuant to the Bylaws, the chairman of the Meeting may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than an announcement at the Meeting. If submitted to stockholders, the persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought, to permit the further solicitation of proxies. Authorizing a proxy to vote your shares immediately will help to minimize additional solicitation expenses and prevent the need to call you and solicit your vote.

Notice to Banks, Broker-Dealers and Voting Directors

Banks, broker-dealers, and voting directors should advise the Company, at Proxy Tabulator, PO Box 8035, Cary, NC 27512-9916, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

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Vote Required

Approval of New Advisory Agreement and New Sub-Advisory Agreement. With respect to each of the New Advisory Agreement and New Sub-Advisory Agreement, approval requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Company’s only voting securities are its Shares, the affirmative vote of the holders of a majority of outstanding Shares entitled to vote at the Meeting, as determined in accordance with the 1940 Act, is required to approve each of the New Advisory Agreement and the New Sub-Advisory Agreement. For purposes of the approval of the New Advisory Agreements, “a majority of outstanding Shares” is the lesser of: (i) 67% or more of the Shares present at the Meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (ii) more than 50% of the Company’s Shares as of the Record Date (the “1940 Act Majority”). Abstentions and broker non-votes would have the effect of a negative vote on these Proposals.

Approval of the ELA Proposal. With respect to the approval of a New ELA, approval requires the affirmative vote of a majority of a 1940 Act Majority of the outstanding Shares entitled to vote at the Meeting. Abstentions and broker non-votes would have the effect of a negative vote on these Proposals.

Approval of Conversion and Charter. The Board, including a majority of the Continuing Directors (as such term is defined in the Charter), have approved the Plan of Conversion and declared the Conversion advisable and in the best interests of the Company. Thus, with respect to the Conversion, the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote on the Conversion Proposal shall be sufficient to approve the Conversion. Abstentions and broker non-votes would have the effect of a vote AGAINST this Proposal.

Approval of Changes to Fundamental Policies. With respect to each of the Fundamental Policy Proposals, approval requires the affirmative vote of a 1940 Act Majority. Abstentions and broker non-votes would have the effect of a negative vote on these Proposals.

Election of Proposed Director Nominees. With respect to the election of each of the Nominees, such election requires the affirmative vote of a plurality of all the votes cast at the Meeting. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the election of any of the Nominees.

Approval of the Adjournment Proposal. With respect to the approval of the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, approval requires the affirmative vote of a majority of the Shares cast at the Meeting. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal. Shares represented by broker non-votes would have the effect of reducing the number of Shares necessary to constitute a majority of the Shares present and entitled to vote on this Proposal, but otherwise would not be counted as votes cast for this Proposal.

The Company’s entry into the New Advisory Agreement and New Sub-Advisory Agreement, and implementation of the Charter Proposal, Conversion Proposal and Interval Fund Proposal must all be approved in order for the Company to move forward with any of those proposals. If Stockholders do not approve one of those proposals, the Company will abandon each of the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal, the Charter Proposal, the Conversion Proposal and the Interval Fund Proposal. If Stockholders do not approve any of the Fundamental Policy Proposals, the Company will continue to abide by its current investment objective and fundamental investment policies, and each such policy will remain a fundamental policy requiring stockholder approval to be changed.

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PROPOSALS

At a meeting held on May 31, 2023, the Board unanimously approved each of the Proposals. Accordingly, the Board is submitting each of the Proposals for approval by the Stockholders. You should review the information in this Proxy Statement that relates to the Proposals.

The Board recommends that you vote “FOR” each of the Proposals.

PROPOSAL #1:	APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN THE COMPANY AND ACCORDANT INVESTMENTS.

•          Background

IDR has served as the investment adviser to the Company since its inception. On April 18, 2023, Emphasis Capital LLC (“Emphasis Capital”) acquired a 65% equity stake in IDR in connection with the spin-out of Emphasis Capital from its former parent, Affinius Capital LLC (“Affinius”) (the “Restructuring”). In the Restructuring, Affinius’ majority interest in IDR transferred to Emphasis Capital. The Restructuring did not result in any changes in the personnel of IDR or any changes to the operations or day-to-day management of IDR or the Company. In connection with the Advisory Arrangements Proposals, it is proposed that Accordant Investments, a wholly-owned investment advisory subsidiary of Emphasis Capital and an affiliate of IDR, will be appointed as investment adviser to the Company and IDR will be appointed as sub-adviser to the Company.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement automatically terminates in the event of its “assignment.” The transfer to Emphasis Capital of Affinius’s majority interest in IDR resulted in an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Company and IDR (the “IDR Agreement”), thereby terminating it. As a result, the Board, including members of the Board who are not “interested persons” of the Company or IDR as defined in Section 2(a)(19) of the 1940 Act (the “Independent Board Members”), approved an interim investment advisory agreement between IDR and the Company (the “Interim Advisory Agreement”) on April 6, 2023, effective on April 18, 2023. The Interim Advisory Agreement is substantially identical to the IDR Agreement. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory agreement with an adviser to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while it solicits stockholder approval of a new investment advisory agreement. The period will expire on September 14, 2023. Stockholder approval of the New Advisory Agreement is necessary for Accordant Investments to serve as the Company’s investment adviser.

The Company does not anticipate that the engagement of Accordant Investments pursuant to the New Advisory Agreement will have a material impact on the Company, as IDR is expected to remain as sub-adviser to the Company subsequent to the Effective Date. The Company will therefore have the same investment program and continuity of portfolio management provided since the Company’s inception. In addition, as part of assuming its role as investment adviser to the Company, Accordant Investments is expected to engage [ ] to provide certain third-party administrative services to the Company, in place of UMB Fund Services, Inc. The Company is also expected to engage [ ] to serve as its custodian, in place of Wilmington Savings Fund Society, FSB, and to engage [ ] to serve as its transfer agent, distribution paying agent and registrar, in place of UMB Fund Services, Inc. IDR’s key investment personnel are expected to remain the same, and no change in senior portfolio management’s strategy for the Company is anticipated as a result of the implementation of the appointment of Accordant Investments as investment adviser to the Company under the New Advisory Agreement. Accordant Investments is expected to provide additional oversight support and resources enabling the Company to operate as an interval fund pending Stockholder approval of the Interval Fund Proposal.

At a meeting of the Board held on May 31, 2023, the Board, including the Independent Board Members, voted unanimously to approve the proposed New Advisory Agreement between Accordant Investments and the Company. The Board also voted unanimously to recommend that Stockholders approve the New Advisory Agreement to take effect on the Effective Date. The terms of the New Advisory Agreement are substantially similar to the terms of the IDR Agreement and the Interim Advisory Agreement but reflect the use of the sub-advised structure and Accordant Investments’ oversight responsibilities. In addition, in consideration of the additional services that Accordant Investments will provide to the Company if Stockholders approve the Interval Fund Proposal, the investment advisory fee will increase from 0.40% of the Company’s net assets at the end of the most recently completed calendar quarter and is payable quarterly in arrears to 0.65% of the Company’s net assets at the end of the most recently completed calendar quarter and is payable quarterly in arrears. To the extent Accordant Investments assumes the role of Adviser to the Company before effecting the Interval Fund Proposal, then it has agreed to waive the portion of its investment advisory fee that exceeds 0.40% of the Company’s net assets until the Interval Fund Proposal has been effected.

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The Company is asking for Stockholder approval of the New Advisory Agreement to allow Accordant Investments to act as its investment adviser following the Conversion.

However, if the Stockholders do not approve Accordant Investments as the investment adviser for the Company, then the Board will have to consider other alternatives for the Company upon the expiration of the Interim Advisory Agreement.

•          Overview of the New Advisory Agreement

A copy of the proposed New Advisory Agreement is attached hereto as Appendix A. The terms of the New Advisory Agreement are substantially similar to the IDR Agreement, which was last approved by the Board pursuant to Section 15(c) of the 1940 Act at a meeting on August 15, 2022 and was last approved by the sole initial stockholder via written consent on May 15, 2020. Under the New Advisory Agreement, the Company will pay a higher investment advisory fee than is currently paid under the terms of the Interim Advisory Agreement and previously paid under the IDR Agreement. The Board believes that the higher management fee contemplated by the New Advisory Agreement is appropriate and reasonable in light of the anticipated nature, extent and quality of services to be provided by Accordant Investments to the Company in its capacity as Adviser, which services will include the oversight of the Sub-Adviser. The following description of the material terms of the New Advisory Agreement is only a summary. For the complete terms of the New Advisory Agreement, please refer to Appendix A.

Management & Administrative Services.

If the New Advisory Agreement is approved by the Company’s Stockholders, then, upon the Effective Date and subject to the overall supervision of the Board, Accordant Investments will act as the primary adviser to the Company and will assume primary responsibility for the provision of advisory services to the Company, including for the oversight of IDR’s continued day-to-day management of the investment portfolio of the Company. Accordant Investments would provide for, or would oversee the provision by a third party service provider of, investment advisory services including, but not limited to:

•	provision of a continuous investment program on a discretionary basis in accordance with the Company’s investment objective, policies and restrictions as stated in its prospectus (except as such investment objective and policies are proposed to be amended pursuant to the Fundamental Policy Proposals discussed below), including determining the composition of the Company’s portfolio, the nature and timing of any changes therein, and the monitoring of the Company’s investments;

•	investment research, including identification/sourcing, evaluation and negotiation of the structure of the Company’s investments; and

•	investment management with respect to all securities, investments, and cash equivalents held by the Company, including determination of securities and other assets that the Company will purchase, retain or sell.

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Management Fees. If the New Advisory Agreement is approved by Stockholders at the Meeting, Accordant Investments as Adviser would be entitled to a management fee calculated daily at a rate of 0.65% per annum of the Company’s net assets as of the end of the most recently completed calendar day, and will be payable quarterly in arrears. This amount is higher than the per annum management fee contemplated under the Interim Advisory Agreement and the IDR Agreement, which is 0.40% of the Company’s net assets, calculated and payable on a quarterly basis in arrears. During the Company’s last fiscal year ended June 30, 2022, it paid IDR $61,556, after accounting for a 0.10% voluntary fee waiver, under the IDR Agreement. If IDR had not voluntarily waived 0.10% of its advisory fees for the fiscal year ended June 30, 2022, it would have received $82,088. No other fees were paid to IDR during the Company’s last fiscal year ended June 30, 2022. Had the New Advisory Agreement been in effect for the Company’s last fiscal year, the Company would have paid Accordant Investments $133,257 which is an increase of 62.3% compared to the amounts owed IDR pursuant to the IDR Agreement and an increase of 116.5% compared to the amounts actually paid by the Company to IDR during the last fiscal year. As discussed below, the Board of the Company has reviewed the New Advisory Agreement and believes the increase in management fee under the New Advisory Agreement is reasonable and appropriate in light of the nature, extent and quality of services to be provided by Accordant Investments under the New Advisory Agreement in anticipation of Stockholder approval of the Fundamental Policy Proposals, and compared to those which are currently provided by IDR under the IDR Agreement. The following table shows the Company’s current fees compared with those the Company would pay if Stockholders approve the Advisory Agreement Proposal.

Annual Fees (Percentage of Net Assets Attributable to Shares)	Current Fees	Fees Paid if the Investment Advisory and ELA Proposal Are Approved
Management Fee	0.40%	0.65%
Interest Payments on Borrowed Funds	0.00%	0.00%
Acquired Fund Fees and Expenses	0.00%	0.00%
Other Expenses	3.18%	0.50%*
Total Annual Operating Expenses	3.58%	1.15%
Less Fees Waived and/or Expenses Reimbursed	-3.44%	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.14%	N/A

*Reflects the maximum amount under the New ELA on which Stockholders are voting.

Duration and Termination. If the New Advisory Agreement is approved by Stockholders, unless earlier terminated, the New Advisory Agreement will become effective upon the Effective Date and remain in effect for two years from the date of its execution, and thereafter from year-to-year if approved at least annually by either (a) the vote of a majority of the Independent Board Members of the Company and (b) a majority of the Company’s Board or a majority of the outstanding voting securities of the Company. Like the IDR Agreement, the New Advisory Agreement will automatically terminate in the event of its “assignment” within the meaning of the 1940 Act, and may otherwise be terminated at any time without payment of any penalty by either party upon 60 days’ written notice to the other party, or by vote of a majority of either the Company’s Board or the outstanding voting securities of the Company.

Accordant Investments.

Accordant Investments is a wholly-owned subsidiary of Emphasis Capital, which is located at 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251 and is controlled by PRVWLTH MANAGEMENT LLC. Accordant Investments is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act"). The principal office address for Accordant Investments is 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251. The names and titles of Accordant Investments’ principal executive officers as of the date of this Proxy Statement are set forth below.

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Accordant Investments Executive Officers. The business address of each such officer and/or director is 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251.

Name	Title
Greg Stark	Chief Executive Officer
Jeff Holland	Chief Financial Officer and President
Puja Madan	Chief Compliance Officer

In the event that Stockholders do not approve the New Advisory Agreement, the Board will take such action as it deems in the best interests of the Company and its Stockholders, including considering other alternatives such as, among other possibilities: identifying other potential investment advisers to manage the Company and liquidating the Company. The Board has approved the Interim Advisory Agreement to enable IDR to serve as investment adviser of the Company on terms identical to the IDR Agreement for a period of not more than 150 days following the Restructuring. Any new investment management agreement must be approved by the Board and by Stockholders for IDR or another firm to serve as adviser to the Company after expiration of the term of the interim agreement.

•          Board Considerations

The Board, including the Independent Board Members, unanimously approved the New Advisory Agreement at a meeting on May 31, 2023 and has determined that the Company's entry into such agreement is in the best interests of the Company and its Stockholders.

In reaching its decision to approve the New Advisory Agreement, the Company’s Board received extensive information from Accordant Investments regarding the Advisory Agreement Proposal and the ELA Proposal, the Conversion and the Conversion Proposal, the Fundamental Policy Proposals, the Nominees and the Director Election Proposal. In making its determination regarding the New Advisory Agreement, the Company's Board considered, among other things, information furnished by Accordant Investments, including information concerning the Conversion, as well as other information that it deemed relevant. The Company's Board also requested and received responses from Accordant Investments to a series of questions encompassing a variety of topics prepared by the Company's Board, in consultation with counsel to the Company. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the Company's Board was identified as the principal factor in determining whether to approve the New Advisory Agreement. The following discussion notes the primary considerations relevant to the Company's Board’s deliberations and determinations.

Nature, Scope and Quality of Services. In assessing the nature, scope and quality of services to be provided by Accordant Investments, the Independent Board Members considered the anticipated structure and capabilities of Accordant Investments following the Conversion, as well as the professional experiences and qualifications of Accordant Investments’ personnel that would be providing advisory services to the Company. The Independent Board Members considered the structure and capabilities of Accordant Investments in view of the anticipated capitalization of its indirect parent, Emphasis Capital. They also considered Accordant Investments’ research and portfolio management capabilities, as well as its respective administrative and compliance infrastructure.

Comparative Advisory Fees and Expenses. The Independent Board Members considered the proposed management fee and expenses of the Company under the New Advisory Agreement compared to both the IDR Agreement and to the advisory fees or similar expenses paid by other registered investment companies with similar investment objectives. The Independent Board Members considered the reasonableness of the proposed management fee under the New Advisory Agreement in light of the nature, scope and quality of the services anticipated to be provided under the New Advisory Agreement compared to those provided under the IDR Agreement.

Profitability. The Independent Board Members considered the expected profits to Accordant Investments under the New Advisory Agreement, in light of the amount of the Company’s total net assets over recent years.

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Benefits to the Adviser and Sub-Adviser. The Independent Board Members determined that Accordant Investments would not receive any significant direct or indirect benefits from its relationship with the Company, other than the payment of fees and other amounts under the New Advisory Agreement.

Economies of Scale. The Independent Board Members noted that economies of scale in an investment adviser’s costs of services may be realized when a fund’s assets increase significantly. They determined that the proposed advisory fee rate under the New Advisory Agreement, and aggregate fees payable by the Company to Accordant Investments as a percent of the net assets of the Company, would continue to reflect a sharing with the Company of the benefit of economies of scale previously realized by IDR under the IDR Agreement. The Independent Board Members further considered the additional economies of scale that were expected to be realized by Accordant Investments as a result of the capitalization of its indirect parent, Emphasis Capital, and the extent to which these economies of scale would be shared with the Company and its Stockholders through the terms of the New Advisory Agreement.

Investment Performance. The Independent Board Members considered the gross and net performance of the Company under the IDR Agreement, and how this was anticipated to change, if at all, under the New Advisory Agreement. The Independent Board Members noted that Accordant Investments did not advise any registered investment companies with sufficient performance history to assess the quality or degree of such history as of the date of the meeting. Notwithstanding this, the Independent Board Members concluded from the other materials presented that: Accordant Investments was expected to provide high quality investment advisory services to the Company; the Company benefits from the high ethical standards that would be adhered to by Accordant Investments and its personnel; and the key principals at Accordant Investments, Messrs. Stark and Holland, each had extensive professional experience and familiarity with the markets in which the Company invests.

General Conclusions. The Independent Board Members determined that the services proposed to be provided by Accordant Investments pursuant to the New Advisory Agreement to the Company were expected to be of very high quality and concluded that they were very satisfied with the proposed services to be provided to the Company by Accordant Investments, and further that they were satisfied with the proposed fees and expenses under the New Advisory Agreement. No single factor reviewed by the Independent Board Members was identified by them as the principal factor in determining whether to approve the New Advisory Agreement.

Consequences of Stockholders Not Approving the Advisory Agreement Proposal

If Stockholders of the Company do not approve the New Advisory Agreement, the Board will consider what further action to take, including adjourning the special meeting for the Company and making a reasonable effort to solicit sufficient support for the Advisory Agreement Proposal. If, following such adjournment, it remains unlikely that Stockholders will approve the New Advisory Agreement, the Board will consider alternatives such as allowing IDR to manage the Company at cost for a temporary period, retaining a new investment adviser for the Company, or the possible liquidation and closing of the Company. If Stockholders of the Company do not approve the New Advisory Agreement, the Company will not enter into the New Sub-Advisory Agreement or convert the Company to an interval fund under the Interval Fund Proposal. In addition, if Stockholders do not approve the Advisory Agreement Proposal, the Company will abandon the Sub-Advisory Agreement Proposal, the Charter Proposal, the Conversion Proposal and the Interval Fund Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY AGREEMENT PROPOSAL.

PROPOSAL #2:	APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BY AND AMONG THE COMPANY, ACCORDANT INVESTMENTS AND IDR.

Please refer to “Proposal #1: Approval of the New Advisory Agreement– Background” above for a summary of the history of the Restructuring.

The Company is now seeking Stockholder approval of the New Sub-Advisory Agreement by and among the Company, IDR and Accordant Investments.

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•          Overview of the New Sub-Advisory Agreement

A copy of the proposed New Sub-Advisory Agreement is attached hereto as Appendix B. The scope of portfolio management services to be provided by IDR pursuant to the terms of the New Sub-Advisory Agreement are similar to those included in the IDR Agreement, which was last approved by the Board pursuant to Section 15(c) of the 1940 Act at a meeting on August 15, 2022 and was last approved by the sole initial stockholder via written consent on May 15, 2020, except that IDR would now be subject to oversight by Accordant Investments. The New Sub-Advisory Agreement shall take effect on the earlier of the termination of the Interim Advisory Agreement or the date on which the Company converts to an interval fund pursuant to the Interval Fund Proposal. The Company will not pay any management fees directly to the Sub-Adviser pursuant to the terms of the New Sub-Advisory Agreement; such sub-advisory fees will instead by paid to the Sub-Adviser by Accordant Investments. The following description of the material terms of the New Sub-Advisory Agreement is only a summary. For the complete terms of the New Sub-Advisory Agreement, please refer to Appendix B.

Management Services.

If the New Sub-Advisory Agreement is approved by the Company’s Stockholders, then, upon the Effective Date and subject to the overall supervision of the Board and of Accordant Investments, IDR will continue to manage the day-to-day investment portfolio of the Company and act as the investment sub-adviser to the Company. IDR Investment Management would continue to provide investment advisory services including, but not limited to:

•	provision of a continuous investment program on a discretionary basis in accordance with the Company’s investment objective, policies and restrictions as stated in its prospectus (except as such investment objective and policies are proposed to be amended pursuant to the Fundamental Policy Proposals discussed below), including determining the composition of the Company’s portfolio, the nature and timing of any changes therein, and the monitoring of the Company’s investments;

•	investment research, including identification/sourcing, evaluation and negotiation of the structure of the Company’s investments; and

•	investment management with respect to all securities, investments, and cash equivalents held by the Company, including determination of securities and other assets that the Company will purchase, retain or sell.

Unless otherwise instructed by the Adviser, IDR as Sub-Adviser will have the responsibility and discretion to vote securities in which the Company may be invested from time to time, as well as to execute subscription documentation or to place orders for other securities transactions on the Company’s behalf. IDR will also be authorized to enter into trading agreements and execute any documents on behalf of the Company to the same extent as is currently permitted under the IDR Agreement. The Sub-Adviser may also utilize the personnel of affiliates from time to time while performing duties under the New Sub-Advisory Agreement, so long as the Sub-Adviser oversees and remains responsible for the services provided by such personnel, as well as the compensation of such individuals while performing services for the Sub-Adviser. Following the Effective Date, IDR will no longer be responsible for providing, or arranging for the provision of, administrative services necessary to permit the Company to operate, which role will instead fall to Accordant Investments.

Management Fees. If the New Sub-Advisory Agreement is approved by Stockholders at the Meeting, IDR as Sub-Adviser would be entitled to a management fee calculated daily at a rate of 0.30% per annum of the Company’s net assets as of the end of the most recently completed calendar day, and will be payable quarterly in arrears.

For the fiscal year ended June 30, 2022, investment advisory fees paid to IDR by the Company pursuant to the IDR Agreement were $61,556 after accounting for a 0.10% voluntary fee waiver.

Duration and Termination. If the New Sub-Advisory Agreement is approved by Stockholders, unless earlier terminated, the New Sub-Advisory Agreement will become effective upon the Effective Date and remain in effect for two years from the date of its execution, and thereafter from year-to-year if approved at least annually by either (a) the vote of a majority of the Independent Board Members of the Company and (b) a majority of the Company’s Board or a majority of the outstanding voting securities of the Company. Like the IDR Agreement, the New Sub-Advisory Agreement will automatically terminate in the event of its “assignment” within the meaning of the 1940 Act, and may otherwise be terminated at any time without payment of any penalty by the Adviser or by either party upon 60 days’ written notice to the other party, or by vote of a majority of either the Company’s Board or the outstanding voting securities of the Company.

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To provide for continuity in the investment portfolio management of the Company and to avoid disruption to the investment portfolio management program of the Company, the Board recommends that you vote “FOR” the Advisory Agreement Proposal and the Sub-Advisory Agreement Proposal.

IDR Investment Management.

IDR is majority-owned by Emphasis Capital which owns 65% of IDR. IDR is registered as an investment adviser under the Advisers Act. The principal office address for the Company is 3 Summit Park Drive, Suite 450, Independence, OH 44131. The names and titles of IDR’s principal executive officers as of the date of this Proxy Statement are set forth below.

IDR Executive Officers. The business address of each such officer and/or director is 3 Summit Park Drive, Suite 450, Independence, OH 44131.

Name	Title
Gary Zdolshek	Chief Executive Officer
Roger Rankin	Chairman
Thomas J. Bartos	Chief Compliance Officer, Chief Financial Officer

In the event that Stockholders do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems in the best interests of the Company and its Stockholders, including considering other alternatives such as, among other possibilities: identifying other potential investment advisers to manage the Company and liquidating the Company. The Board has approved the Interim Advisory Agreement to enable IDR to serve as investment adviser of the Company on terms identical to the IDR Agreement for a period of not more than 150 days following the Restructuring. Any new investment management agreement must be approved by the Board and by Stockholders for IDR or another firm to serve as adviser to the Company after expiration of the term of the interim agreement.

•          Board Considerations

The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement at a meeting on May 31, 2023 and has determined that the Company's entry into such agreement is in the best interests of the Company and its Stockholders.

In reaching its decision to approve the New Sub-Advisory Agreement, the Company's Board received extensive information from IDR regarding the Sub-Advisory Agreement Proposal and the ELA Proposal, the Conversion and the Conversion Proposal, the Fundamental Policy Proposals, the Nominees and the Director Election Proposal. In making its determination regarding the New Sub-Advisory Agreement, the Company's Board considered, among other things, information furnished by IDR, including information concerning the Conversion and change in control of IDR, as well as other information that it deemed relevant. The Company's Board also considered information provided by IDR, in both its capacity as the proposed Sub-Adviser to the Company post-Conversion and as the current adviser to the Company under the terms of the Interim Advisory Agreement and IDR Agreement, which was most recently renewed by the Board of the Company at a meeting in August 2022. The Company's Board also requested and received responses from IDR to a series of questions encompassing a variety of topics prepared by the Company's Board, in consultation with counsel to the Company. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the Company's Board was identified as the principal factor in determining whether to approve the New Sub-Advisory Agreement. The following discussion notes the primary considerations relevant to the Company's Board’s deliberations and determinations.

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Nature, Scope and Quality of Services. In assessing the nature, scope and quality of services to be provided by IDR, the Independent Board Members considered the structure and capabilities of IDR, as evidenced by the services provided by IDR to the Company under the Interim Advisory Agreement and IDR Agreement. The Independent Board Members considered the structure and capabilities of IDR and the benefits that the Conversion had on IDR’s capabilities. They also considered IDR’s research and portfolio management capabilities, as well as its administrative and compliance infrastructure.

Comparative Advisory Fees and Expenses. The Independent Board Members considered the proposed management fee and expenses to be paid under the New Sub-Advisory Agreement, noting that, pursuant to the terms of the New Sub-Advisory Agreement, the management fee owed to IDR would be paid by Accordant Investments rather than by the Company directly. The Independent Board Members compared the management fee and expenses proposed to be paid to IDR under the New Sub-Advisory Agreement to both the IDR Agreement and to the advisory fees or similar expenses paid to other investment advisers that provide sub-advisory services to registered investment companies with similar investment objectives. The Independent Board Members considered the reasonableness of the proposed management fee under the New Sub-Advisory Agreement in light of the nature, scope and quality of the services anticipated to be provided under the New Sub-Advisory Agreement.

Profitability. The Independent Board Members considered the expected profits to IDR under the New Sub-Advisory Agreement in light of the amount of the Company’s total net assets over recent years.

Benefits to the Adviser and Sub-Adviser. The Independent Board Members determined that IDR would not receive any significant direct or indirect benefits from its relationship with the Company, other than the payment of fees and other amounts under the New Sub-Advisory Agreement.

Economies of Scale. The Independent Board Members noted that economies of scale in an investment adviser’s costs of services may be realized when a fund’s assets increase significantly. They determined that the proposed advisory fee rates under the New Sub-Advisory Agreement, and aggregate fees payable to IDR as a percent of the net assets of the Company, would continue to reflect a sharing with the Company of the benefit of economies of scale previously realized by IDR under the IDR Agreement. The Independent Board Members further considered the additional economies of scale that were expected to be realized by IDR as a result of its indirect acquisition by Emphasis Capital, and the extent to which these economies of scale would be shared with the Company and its Stockholders through the terms of the New Sub-Advisory Agreement.

Investment Performance. The Independent Board Members considered the gross and net performance of the Company under the IDR Agreement, and how this was anticipated to change, if at all, under the New Sub-Advisory Agreement. The Independent Board Members concluded that: IDR continues to do an outstanding job in providing investment advisory services to the Company (and, in particular, has delivered high quality investment advisory services in recent years during the COVID-19 pandemic); the Company benefits from the high ethical standards that are adhered to by IDR and its personnel; IDR has delivered excellent value to the Company; and that IDR was expected to continue to retain each of these qualities in its capacity as Sub-Adviser to the Company.

General Conclusions. The Independent Board Members determined that the services proposed to be provided by IDR pursuant to the New Sub-Advisory Agreement to the Company were expected to be of very high quality and concluded that they were very satisfied with the proposed services to be provided to the Company by IDR, and further that they were satisfied with the proposed fees and expenses under the New Sub-Advisory Agreement. The Company’s Board also determined that the consummation of the Conversion had not adversely impacted any of the above considerations. No single factor reviewed by the Independent Board Members was identified by them as the principal factor in determining whether to approve the New Sub-Advisory Agreement.

Consequences of Stockholders Not Approving the Sub-Advisory Agreement Proposal

If Stockholders of the Company do not approve the New Sub-Advisory Agreement, the Board will consider what further action to take, including adjourning the special meeting for the Company and making a reasonable effort to solicit sufficient support for the Sub-Advisory Agreement Proposal. If, following such adjournment, it remains unlikely that Stockholders will approve the New Sub-Advisory Agreement, the Board will consider alternatives such as allowing IDR to manage the Company at cost for a temporary period, retaining a new investment adviser for the Company, or the possible liquidation and closing of the Company. To avoid interruption to the management and operations and additional costs to the Company of seeking alternatives, the Board is recommending that Stockholders of the Company approve the New Sub-Advisory Agreement. In addition, if Stockholders do not approve the Advisory Agreement Proposal, the Company will abandon the Sub-Advisory Agreement Proposal, the Charter Proposal, the Conversion Proposal and the Interval Fund Proposal.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SUB-ADVISORY AGREEMENT PROPOSAL.

PROPOSAL #3:	APPROVAL OF A NEW EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT BETWEEN THE COMPANY AND ACCORDANT INVESTMENTS

At a meeting held on May 31, 2023, the Board unanimously approved a New Expense Limitation and Reimbursement Agreement (the "New ELA") between the Company and Accordant Investments. The New ELA provides for the payment to Accordant Investments of amounts that would have been payable to IDR under the prior operational expense limitation agreements (each, a “Prior Operational ELA”) and the Company’s Organizational and Offering Expense Limitation Agreement (the "O&O ELA"), subject to Stockholder approval. The following table sets forth the amounts that were previously deferred under each of the Prior Operational ELAs and the O&O ELA, and that may in the future become payable under the New ELA (the “Reimbursable Amounts”):

Expiration Date	Prior Operational ELA Amount		O&O ELA Amount
June 30, 2024	$	[173,703]
September 30, 2024	$	[256,844]
December 31, 2024	$	[31,485]
March 31, 2025	$	[185,650]
June 30, 2025	$	[222,454]
September 30, 2025	$	[163,377]
March 31, 2026	$	[96,490]	$	[747,642]
June 30, 2027			$	[599,482]

At a meeting held on May 31, 2023, the Board approved the termination of the O&O ELA as of the Effective Date, subject to approval of the New ELA at the Meeting. Any Prior Operational ELAs that were in effect upon consummation of the Restructuring terminated in accordance with their respective terms upon the termination of the IDR Agreement. Pursuant to the Prior Operational ELAs, the Company was required to reimburse all excess operating expenses waived or reimbursed by IDR under any Prior Operational ELA that remained reimbursable within thirty days of its termination. While the Board approved an interim operational expense limitation agreement (the “Interim ELA”) in connection with the Restructuring, in connection with the Board’s approval of the New ELA, IDR agreed to waive its right to receive amounts due under the Prior Operational ELAs arising from its termination, subject to approval of the New ELA, including the continued right to receive reimbursement of certain Reimbursable Amounts thereunder in the future . Under the New ELA, the Reimburseable Amounts previously waived or reimbursed by IDR will be reimbursable to Accordant Investments. Like the Prior Operational ELAs, the New ELA will cap aggregate expenses of the Company borne by its Stockholders at a percentage of its then current net asset value. The New ELA will have a one-year term, and Accordant Investments will be permitted to recoup any amounts that it waives or reimburses in accordance with the New ELA, or successor operational limitation agreements, for up to three years thereafter in the case of operational expenses, and for up to five years thereafter in the case of organizational and offering expenses. For a comparison of fees paid by the Company under the Prior Operational ELAs and the New ELA, please see the table included in Proposal #1. For complete terms of the New ELA, please see Appendix C.

Consequences of Stockholders Not Approving the ELA Proposal

If the Stockholders do not approve the ELA Proposal, the Board would approve a new Operational Expense Limitation Agreement between the Company and Accordant Investments without any provision for payment to Accordant Investments of carryover amounts payable to IDR under the O&O ELA and the Prior Operational ELAs.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELA PROPOSAL.

PROPOSAL #4:	APPROVAL OF THE CONVERSION OF THE COMPANY FROM A MARYLAND CORPORATION TO A DELAWARE STATUTORY TRUST IN ACCORDANCE WITH THE PLAN OF CONVERSION

Reasons for the Proposed Conversion

The Company is currently a Maryland corporation. Should Stockholders approve the Conversion, the Company proposes to convert from a Maryland corporation to a Delaware statutory trust. The Conversion would conform the Company’s business form and state of incorporation with the form and state of incorporation commonly utilized by registered closed end funds that operate as interval funds. At a meeting held on May 31, 2023, the Board approved the Conversion and the Company’s organizational documents under Delaware law, including a Declaration of Trust and By-laws. In connection with the Conversion, the Board also approved a name change of the Company to be included in its Declaration of Trust and By-laws. If the Stockholders approve the Conversion Proposal, the Company will be known as the Accordant ODCE Index Fund.

Differences Between a Delaware Statutory Trust and a Maryland Corporation

Investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens and providing operating flexibility for the Company and its management. For example, Delaware law allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, Maryland corporations must file any amendments or supplements to their charter with the State Department of Assessments and Taxation of Maryland (for example, to increase the amount of authorized shares of stock or to designate and classify additional classes or series of shares). Such filings and any related filing fees are not required in Delaware.

Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, certain Company transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote. The Delaware Statutory Trust Act (“DSTA”) allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit a Delaware statutory trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Delaware statutory trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive.

Below is a chart outlining some of the other differences between the Company’s current Articles of Amendment and Restatement and Bylaws as a Maryland corporation, and the proposed Declaration of Trust and By-laws that will govern the Company upon its proposed conversion to a Delaware statutory trust.

	Current as a Maryland Corporation	Proposed as a Delaware Statutory Trust

Governance	Operations are governed by a corporation’s charter and its bylaws. Business and affairs are managed under the supervision of the Board of Directors.	Operations are governed by its Declaration of Trust and its bylaws. Business and affairs are managed under supervision of Board of Trustees.

Voting Rights- Quorum	Holders of a majority of the stock of the acquired fund entitled to vote at a stockholder meeting will constitute a quorum, unless the charter or bylaws provide otherwise.	40% of outstanding shares entitled to vote at a meeting and who are either present or represented by proxy, will constitute a quorum.

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Shareholder Liability	None beyond consideration for unpaid stock.	The Board of Trustees may cause a shareholder to pay for services to that shareholder that are beyond the customary services provided for the benefit of all shareholders.

Liability Among Series	Allocation of assets and liabilities is determined by the Board of Directors. Liabilities of a particular series are only enforceable against the assets of that series, and not against the fund generally or another series.	Each series will be separate and distinct from any other series and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the trust or any other series.

Directors/ Trustees- Removal	Each director of a fund will serve until the director’s successor is duly elected and qualified, except in the event of the director’s death, resignation, removal or the earlier termination of the director’s term of office. A director may be removed with or without cause by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast generally in the election of directors, unless the charter provides otherwise.	Any trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose.

Directors/ Trustees- Liability	A director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is generally immune from liability. A director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances. In addition, the charter of a Maryland corporation may exculpate directors for all actions except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty that is established by a final judgment and is material to the cause of action.	Any person who is or was a trustee, officer, employee or other agent the trust shall be liable to the trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act.

Shareholders- Inspection Rights	A stockholder of a fund may, during normal business hours, inspect and copy the by-laws, minutes of the proceedings of the stockholders, annual reports and certain other corporate documents on file at the fund's principal office on request provided in writing or by electronic transmission. Any person who has held at least five percent (5%) of any class of a corporation’s stock for at least six (6) months is entitled to request certain other documents relating to the corporation’s affairs. The corporation shall prepare and make such information available within twenty (20) days after a qualifying stockholder request is made.

A shareholder may inspect certain information as to the governance and affairs of its trust for any purpose reasonably related to the shareholder’s interest as a shareholder. However, reasonable standards governing the information and documents to be furnished and the time and location of furnishing them (including limitations as to regular business hours) may be established.

The Board may keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the trust to disclose; (2) could damage the respective trust; or (3) that the respective trust is required by law or by agreement with a third party to keep confidential.

Derivative Actions	A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile.	A derivative action may be brought by a shareholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile.

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Effect of Conversion on the Company

The Conversion will have no direct effect on the operations and management of the Company. In addition, the capital structure of the Company will not change.

Certain provisions that are currently found in the Company’s charter will be removed or otherwise included in its bylaws post-Conversion and will be substantively similar to what is presently in the Company’s charter. The Company does not believe that any of these differences will materially impact the rights of the Company’s Stockholders following the Conversion.

Effective Date of Conversion

If approved by Stockholders, it is expected that the Conversion would become effective on or about the Effective Date.

Consequences of Stockholders Not Approving the Conversion Proposal

If the Stockholders do not approve the Conversion Proposal, or if the Conversion for other reasons is not able to be completed, the Company would not be converted into a Delaware statutory trust, and the Company would continue its existence as a Maryland corporation. In addition, if Stockholders do not approve the Conversion Proposal, the Company will abandon the Advisory Agreement Proposal, the Sub-Advisory Agreement Proposal, the Charter Proposal, and the Interval Fund Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CONVERSION PROPOSAL.

PROPOSAL #5:	APPROVAL OF THE COMPANY’S DECLARATION OF TRUST AND BY-LAWS

Please refer to “Proposal #4: Approval of the Conversion of the Company from a Maryland corporation to a Delaware statutory trust-Reasons for the Proposed Conversion” above for a summary of the Conversion.

At a Board meeting held on May 31, 2023, the Board approved the Company’s Delaware charter documents necessary to effect the Conversion. The Company’s charter documents include a Declaration of Trust and By-laws described above in Proposal #4. The Board also approved the Company’s new name to be reflected in the Company’s charter as Accordant ODCE Index Fund. A copy of each of the Company’s Declaration of Trust and By-Laws are included as Appendix D-1 and D-2, respectively.

Consequences of Stockholders Not Approving the Charter Proposal

If the Stockholders do not approve the Charter Proposal, the Company would not be reorganized as a Delaware statutory trust, and the Company would continue its existence as a Maryland corporation. In addition, if Stockholders do not approve the Charter Proposal, the Company will abandon the Advisory Agreement Proposal, the Sub-Advisory Agreement Proposal, the Conversion Proposal, and the Interval Fund Proposal.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER PROPOSAL.

PROPOSAL #6:	APPROVAL OF A CHANGE IN THE COMPANY’S INVESTMENT OBJECTIVE AND MAKE THE INVESTMENT OBJECTIVE NON-FUNDAMENTAL

The Company has adopted its current investment objective as a fundamental policy, which can only be changed by a vote of the Company’s stockholders. The current investment objective of the Company is:

To employ an indexing investment approach that seeks to track the NFI-ODCE X Index on a net-of-fee basis while minimizing tracking error.

The Company is proposing a new investment objective to align it's investment portfolio more closely with the NFI-ODCE Index. If the Investment Objective Proposal is approved, the Company’s investment objective will become a non-fundamental policy of the Company that can be changed upon providing Stockholders with 60 days’ notice, to the extent such notice is required pursuant to Rule 35d-1 under the 1940 Act.

The Board recommends that the Stockholders approve reclassifying the above investment objective as a non-fundamental policy rather than a fundamental policy, in order to provide the Company with maximum flexibility.

Current Fundamental Policy Relating to its Investment Objective	Proposed Non-Fundamental Investment Objective
To employ an indexing investment approach that seeks to track the NFI-ODCE X Index on a net-of-fee basis while minimizing tracking error.	To employ an indexing investment approach that seeks to track the NFI-ODCE Index on a net-of-fee basis while minimizing tracking error.

Consequences of Stockholders Not Approving the Investment Objective Proposal

If the Stockholders do not approve the Investment Objective Proposal, the Company’s Investment Objective to employ an indexing investment approach that seeks to track the NFI-ODCE X Index on a net-of-fee basis while minimizing tracking error remains unchanged and would continue to be a fundamental investment policy of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE INVESTMENT OBJECTIVE PROPOSAL.

PROPOSAL #7:	APPROVAL OF A FUNDAMENTAL POLICY TO CONDUCT SHARE REPURCHASES

On May 31, 2023, the Board unanimously deemed it advisable and in the best interests of the Company to convert the Company to an interval fund. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding shares of common stock pursuant to Rule 23c-3 under the 1940 Act. The periodic repurchase offers are intended to allow a closed-end fund to provide its investors with a limited ability to resell shares to the fund at approximately net asset value in a manner of sale that traditionally has been available only to mutual fund shareholders. Periodic repurchases must be made pursuant to a fundamental policy, which can only be changed by approval of a majority of the fund’s outstanding voting securities.

If the adoption of an interval fund structure is approved by Stockholders, the Company will make offers to repurchase its Shares at quarterly intervals pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time (“Rule 23c-3”). The Board may place such conditions and limitations on repurchases as may be permitted under Rule 23c-3. Repurchase requests may be suspended or postponed under certain circumstances, as provided in Rule 23c-3. The Company will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires that the Repurchase Request Deadline be no less than 21 and no more than 42 days after the Company sends notification to Stockholders of the repurchase offer. There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Company’s net asset value applicable to the repurchase offer is determined (the “Repurchase Pricing Date”). The percentage of outstanding Shares that the Company can offer to repurchase in each offer must be established by the Company’s Board shortly before the commencement of each offer and must be no less than 5% of the Company’s then outstanding Shares. If the offer is oversubscribed, the Company may, but is not required to, repurchase up to an additional 2% of Shares outstanding.

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The Company will send all Stockholders a notification containing specified information about the basic terms of each offer and the procedures for the repurchase at least 21 and no more than 42 days before each Repurchase Request Deadline. The first Repurchase Request Deadline will occur no later than 180 days from the Meeting date, provided that Stockholders approve this fundamental policy. Thereafter, the Board of the Company will approve the Repurchase Request Deadline and amount for each quarterly repurchase offer in a manner consistent with the new fundamental policy. Payment for any Shares repurchased must be made by seven days after the Repurchase Pricing Date. The Company will not be able to suspend or postpone a repurchase offer except in very limited circumstances set forth in Rule 23c-3 which are described below.

If the Company determines not to repurchase additional Shares beyond the repurchase offer amount, or if Stockholders tender an amount of Shares greater than that which the Company is entitled to repurchase, the Company will repurchase the Shares tendered on a pro rata basis.

The Company anticipates using cash on hand and liquidating portfolio securities to purchase Shares acquired pursuant to a repurchase offer. The Company additionally may enter into one or more lines of credit for, among other purposes, meeting repurchase requests. There is a risk that the Company’s need, if any, to sell securities to meet repurchase requests may affect the market for the portfolio securities being sold, which may, in turn, diminish the net asset value of Shares of the Company. As a result of liquidating portfolio securities, the Company may realize capital gains or losses. In such event, some gains may be realized on securities held for less than one year, which may generate income taxable to Stockholders (when distributed to them by the Company) at ordinary income rates. Moreover, if a significant number of Shares are repurchased on an annual basis, the Company may be unable to maintain a viable asset base to continue operating efficiently given its limited ability to offer Shares. The Company’s reduced net assets would also likely result in a higher expense ratio. From the time the Company sends a repurchase notification to Stockholders until the Repurchase Pricing Date, the Company will be required to maintain liquid assets (as defined in Rule 23c-3) in an amount equal to at least 100% of the repurchase offer amount, and portfolio management techniques may be modified accordingly.

The Company may suspend or postpone a repurchase by vote of a majority of the Board (including a majority of the Independent Board Members), but only (1) if repurchases pursuant to the repurchase offer would impair the Company’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”); (2) for any period during which an emergency exists as a result of which disposal by the Company of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Company fairly to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission (the “SEC”) may by order permit for the protection of Stockholders of the Company.

If a repurchase offer is suspended or postponed, the Company will provide notice thereof to Stockholders. If the Company renews a suspended repurchase offer or reinstitutes a postponed repurchase offer, the Company will send a new notification to all Stockholders.

Consequences of Stockholders Not Approving the Interval Fund Proposal

If Stockholders of the Company do not approve the Interval Fund Proposal, the Company will neither enter into the New Advisory Agreement or the New Sub-Advisory Agreement nor convert the Company to a Delaware statutory trust.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE INTERVAL FUND PROPOSAL.

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PROPOSAL #8	APPROVAL OF CERTAIN CHANGES TO MAKE NON-FUNDAMENTAL THE COMPANY'S CURRENT FUNDAMENTAL INVESTMENT POLICY TO INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS TOTAL ASSETS IN REAL ESTATE INVESTMENT VEHICLES THAT COMPRISE THE NFI-ODCE X INDEX AND MODIFY THE REFERENCE INDEX TO THE NFI-ODCE INDEX

The Company has adopted the following investment restriction (the “80% Policy”) as a fundamental policy, which can only be changed by a vote of the Company’s stockholders:

The Company, as a matter of fundamental policy, anticipates investing, under normal circumstances, at least 80% of its total assets in Eligible Component Funds that comprise the NFI-ODCE X Index.

The Company is seeking to change this policy so that it will instead invest primarily in Eligible Component Funds that comprise the NFI-ODCE Index, rather than the NFI-ODCE X Index, and the Board further recommends that the Stockholders approve the re-classification of the above fundamental policy to provide the Company with maximum flexibility in the event of future changes to its investment strategy and so that the Company may remove or change this policy upon at least 60 days’ prior notice to its Stockholders as required pursuant to Rule 35d-1 under the 1940 Act. In addition, there is no federal requirement that the Company have a fundamental policy regarding real estate investment vehicles that comprise the NFI-ODCE X Index or regarding Eligible Component Funds. However, in accordance with Rule 35d-1, the Company may not modify its 80% Policy even if non-fundamental unless it provides Stockholders with at least 60 days’ prior notice of any change.

Current Fundamental Policy Relating to its 80% Policy	Proposed Non-Fundamental Policy Relating to its 80% Policy
The Company, as a matter of fundamental policy, anticipates investing, under normal circumstances, at least 80% of its total assets in Eligible Component Funds that comprise the NFI-ODCE X Index.	The Company, as a matter of non-fundamental policy, anticipates investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Eligible Component Funds that comprise the NFI-ODCE Index.

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Consequences of Stockholders Not Approving the 80% Policy Proposal

If the Stockholders do not approve the 80% Policy Proposal, the Company’s policy of investing, under normal circumstances, at least 80% of its total assets in real estate investment vehicles that comprise the NFI-ODCE X Index remains unchanged and would continue to be a fundamental investment policy of the Company. If Stockholders fail to approve the 80% Policy Proposal, it will have no impact on the Company implementing any of the other Proposals duly approved by Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 80% POLICY PROPOSAL.

PROPOSAL #9:	APPROVAL OF A MODIFICATION TO THE COMPANY’S FUNDAMENTAL INVESTMENT POLICY RELATING TO ITS CONCENTRATION POLICY

The Company has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Company’s stockholders:

The Company has adopted a fundamental policy with respect to concentration in which it must, under normal circumstances, 25% or more of its total assets in REITs or companies that otherwise operate in the real estate industry.

The Board recommends that Stockholders approve a change in this fundamental policy to require that the Company must invest, under normal market conditions, more than 25% of its total assets in real estate-related investments, including instruments that derive their value from investments in real estate and real estate-related investments, or companies that otherwise operate in the real estate industry, in order to provide the Company with maximum flexibility in the event of future changes to its investment strategy. In addition, there is no federal requirement that the Company have a fundamental policy regarding real estate investments.

Current Fundamental Policy Relating to the Concentration Policy	Proposed Fundamental Policy Relating to the Concentration Policy
The Company has adopted a fundamental policy with respect to concentration in which it must, under normal circumstances, 25% or more of its total assets in REITs or companies that otherwise operate in the real estate industry.	The Company has adopted a fundamental policy with respect to concentration in which it must, under normal market conditions, invest more than 25% of its total assets in real estate-related investments, including real estate investment vehicles that in turn hold real estate-related investments, or companies that otherwise operate in the real estate industry.

Consequences of Stockholders Not Approving the Concentration Policy Proposal

If the Stockholders do not approve the Concentration Policy Proposal, the Company’s policy of investing, under normal circumstances, 25% or more of its total assets in REITs or companies that otherwise operate in the real estate industry remains unchanged and would continue to be a fundamental investment policy of the Company. If Stockholders fail to approve the Concentration Policy Proposal, it will have no impact on the Company implementing any of the other Proposals duly approved by Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CONCENTRATION POLICY PROPOSAL.

PROPOSAL #10:	ELECT SEVEN (7) NOMINEES TO THE BOARD OF THE COMPANY

The Company’s business and affairs are managed under the direction of its Board. Pursuant to the Company’s organizational documents, the Board currently consists of 5 members, 3 of which are Independent Board Members. As the Company is not required to hold regular annual meetings of Stockholders, the directors are elected for indefinite terms.

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Each of Messrs. David Canter, Geoffrey Dohrmann, James (“Jim”) Hime, Jeff Holland, Dan McNamara, Greg Stark and [ ] (the “Nominees”) has been nominated for election to the Board. Of the Nominees, Messrs. Canter, Dohrmann, McNamara and [ ] would each be considered to be an Independent Board Member with respect to the Company, while Messrs. Hime, Holland and Stark would be considered to be “interested persons” of the Company for purposes of the 1940 Act if the Advisory Agreement Proposal were approved, as a result of their respective officer positions at IDR and Accordant Investments. Of the Nominees, Mr. Dohrmann presently serves as a director to the Company.

If each of the Nominees is elected to the Board by Stockholders at the meeting, each will commence his respective term as of the date of the Meeting. In addition, each of Messrs. Bartos, Reiff, Wolf and Zdolshek, each of whom currently serves as a director to the Company, will resign as a director of the Company, effective upon the election of his respective replacement at the Meeting.

Information about the Nominees and Directors

The Board’s nominating and corporate governance committee (“Committee”), which is comprised of Messrs. Reiff, Wolf and Dohrmann, has reviewed the respective professional backgrounds of each of the Nominees and conducted discussions with each of the Nominees to assess their qualifications for service on the Board. The Committee has also assessed each Nominee’s ability to devote appropriate time and attention to the affairs of the Company. Each of the Nominees has consented to being named in this Proxy Statement and to serve as a member of the Board, if elected by Stockholders. The Committee views each Nominee as having an appropriate background and qualifications to serve on the Board. The Committee believes that each of the Nominees also has sufficient time available to devote to the affairs of the Company, will be able to work with other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s Stockholders.

Set forth below is information about each Nominee:

•	David Canter

During his career, Mr. Canter has held numerous positions at several well-respected financial institutions gaining experience in multiple facets of the industry. Mr. Canter is currently President of Bluespring Wealth Partners and sits on the board of Invest in Others. Prior to joining Bluespring, he was Executive Vice President and Head of the RIA and Family Office segments for Fidelity Institutional from 2009 to 2022. Prior to joining Fidelity, Mr. Canter was Chief Legal and Compliance Officer at Post Advisory Group from 2008 to 2009 and was Head Legal Counsel and Vice President of Schwab Institutional from 2004 to 2008 and 2000 to 2004, respectively. He previously served for 6 years on the Board of Directors of Fidelity Brokerage Services, LLC and was previously a trustee of the Foundation for Financial Planning. Mr. Canter earned a J.D. from the University of Baltimore Law and received his B.A. from the University of Wisconsin. He holds a FINRA Series 24 license and is a California State Bar member.

•	Geoffrey Dohrmann

Mr. Dohrman has been a Director of IDR Core Property Index Fund Ltd since 2020. Mr. Dohrmann has more than thirty years of experience with institutional communications in the area of private and public real estate. Mr. Dohrmann is the founder, President and Chief Executive Officer, and Director of Institutional Real Estate, Inc. (“IREI”), which was established in 1987. IREI is a publishing and consulting company focused on meeting the information needs of the institutional real estate, infrastructure and private wealth advisory investment communities. Mr. Dohrmann also serves as publisher and editor-in-chief of several industry publications, including Institutional Real Estate Americas, Institutional Real Estate Europe, Institutional Real Estate Asia Pacific, FundTracker, Institutional Investing in Infrastructure, Real Assets Adviser and Institutional Real Estate Newsline, as well as numerous special reports and several email news alert services. In addition, he is a co-founder of the IREI Institute for Real Estate Operating Companies, a networking and educational organization serving the interests of institutional investors, investment managers and real estate operating companies. Mr. Dohrmann also serves as a Trustee of the Bailard Real Estate Fund, a non-listed, private real estate investment trust. He also has served as a trustee, from 2000 through 2010, of Lexington Realty Trust (NYSE: LXP), a New York–based real estate investment trust. From 2002 through 2007, he was a director and chairman of the charter board of managers for the J.P. Morgan Real Estate Income & Growth Fund, an open-end diversified real estate investment fund. He currently serves on the advisory boards for the following organizations: Builders Realty Capital, the Marcus & Millichap Companies, Amero Global Investors, and Redhill Realty Investors. Mr. Dohrmann has lectured on institutional real estate market-related matters at the business schools of the University of California, Berkeley, the University of Chicago, Stanford University, Harvard University, Northwestern University, the University of North Carolina and Yale University. Mr. Dohrmann is a Fellow of the Homer Hoyt Institute and the American Real Estate Society, a member of the Counselors of Real Estate, and a past member of the Board of Directors for the American Real Estate Society, as well as the San Francisco Architectural Heritage. Mr. Dohrmann received his undergraduate degree in Psychology from University of California, Berkeley.

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•	James (“Jim”) Hime

Mr. Hime currently serves as Managing Director for Accordant Investments and sits on Accordant’s Investment Committee and the boards of directors of Accordant and its parent, Emphasis Capital. He is also a director on the board of Investors Diversified Realty, a sister company to Accordant. Prior to joining Accordant, Mr. Hime was the Global Head of Infrastructure and Chief Operating Officer for Affinius Capital from 2020 to 2023 and 2013 to 2020, respectively. Prior to joining Affinius, he was Chief Financial Officer of the Abu Dhabi Investment Authority ("ADIA"), and served as a member of both the Real Estate and Infrastructure Executive Committees. Prior to joining ADIA, Mr. Hime worked at the Lionstone Group and as senior vice president and head of capital markets at Hines Interests. Before joining the real estate sector, he spent 20 years at Baker Botts L.L.P, a U.S.-based law firm, where he became a partner and was responsible for opening the firm's New York office. Mr. Hime received a B.A. from the University of Texas and earned a J.D. from the University of Texas, School of Law.

•	Jeff Holland

Mr. Holland has deep experience as a financial services executive with an expertise in business strategy, product development, and distribution. Mr. Holland has held several leadership roles across many industry-leading asset management firms including The Carlyle Group, Cole Real Estate Investments, and Blackrock, Inc.’s US Retail division, where he served as chief operating officer from 2008 to 2010 and co-head of product development and management from 2006 to 2008. Prior to joining Blackrock, Mr. Holland served as vice president of consulting services for Raymond James & Associates from 2003 to 2006, at Capital Resource Advisors from 1999 to 2003, and as an engagement manager for McKinsey & Company, Inc. from 1996 to 1999. Mr. Holland earned a J.D. from Harvard Law School and a B.A. from the University of Puget Sound.

•	Dan McNamara

Mr. McNamara is an enterprise performance leader with strategic, operational, and analytical expertise encompassing 33 years’ experience in business to business and direct to consumer business models. He was previously on the Executive Committee of USAA, a Fortune 100 company with $40 billion in net worth. In addition, he was the president of USAA Financial Advice & Solutions Group from 2013 to 2021. Prior to joining USAA in 2009, Mr. McNamara was the managing director of the Planning & Financial Products Group for Bank of America and served as the President of Banc of America Investment Advisor from 2001 to 2009. From 1994 to 2001, he served as the managing director for the Consulting Services Group, Bank of America's managed-account platform, and the chairman of the Investment Strategies Group from 2001 through 2006. Mr. McNamara earned a B.A. from Rutgers University and holds the FINRA Series 7, 24, 63, and 65 licenses.

•	Greg Stark

As a former managing director at Russell Investments in their retail investment management department from 1994 to 2015, Mr. Stark has significant experience in the investment management space. Mr. Stark has served in a variety of executive and managerial capacities within the asset management industry, including as the chairman of the board, president and chief executive officer of a number of companies within the Russell fund complex, and as a managing director at Kandle Investment Management from 2019 through 2020. Mr. Stark received an Executive MBA from the IMD Business School in 2011, and graduated from the Wharton Business School Advanced Management Program in 2010.

•	[ ]

[ ]

18

The following table sets forth information concerning the Nominees. The mailing address for each Nominee is 3 Summit Park Drive, Suite 450, Independence, OH 44131.

Nominees

Name, Address and Age	Position(s) Held with the Company[4]	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 years	Number of Funds in Fund Complex to be Overseen	Other Public Directorships Held During the Past 5 Years
Independent Nominees
David Canter, 54	None	N/A	President, Bluespring Wealth Partners (2022-present); Executive Vice President and Head of the RIA and Family Office segments, Fidelity Institutional (2009-2022)	1	None
Geoffrey Dohrmann, 70	Director	Since 2020, Mr. Dohrmann has served as a Director of the Company	President and Chief Executive Officer, Institutional Real Estate, Inc.	1	None
Dan McNamara, 56	None	N/A	President, USAA Financial Advice & Solutions Group (2009-2021)	1	None
[ ] [ ]	None	N/A	[ ]	1	None

19

Nominees who are “Interested Persons”[3]
James (“Jim”) Hime, 69	None	N/A	Managing Director, Accordant Investments (2023-present); Global Head of Infrastructure (2020-2023) and Chief Operating Officer (2013-2020) Affinius Capital	1	None
Jeff Holland, 52	None	N/A	President and Chief Financial Officer, Accordant Investments (2021-present); Partner, Barter & Shake, LLC; Senior Advisor, EveryIncome (2017-2018)	1	None
Greg Stark, 55	None	N/A	Chief Executive Officer, Accordant Investments (2021-present); Managing Director, Kandle Investment Management (2019-2020); Managing Director, Russell Investments (1994-2015)	1	None

1 Board members serve until their successors are duly elected and qualified.

2 For purposes of this table, “Fund Complex” means the Company.

3 Messrs. Hime, Holland and Stark would each be deemed to be “interested persons” of the Company for purposes of the 1940 Act, if the Advisory Agreement Proposal were approved, because of their respective officer positions at Accordant Investments.

4 Mr. Dohrmann currently serves as a director to the Company.

20

The following table sets forth information concerning the current members of the Company’s Board, each of whom will resign effective upon the election of his respective replacement at the Meeting. The mailing address for each director is 3 Summit Park Drive, Suite 450, Independence, OH 44131.

Current Board Members

Name, Address and Date of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 years	Number of Funds in Fund Complex Overseen[2]	Other Public Directorships Held During the Past 5 Years
Thomas J. Bartos, 70	Director, Chief Financial Officer and Treasurer	Since 2019, Mr. Bartos has served as the Chief Financial Officer and Treasurer of the Company. Since 2020, Mr. Bartos has served as a Director of the Company	Chief Financial Officer, IDR	1	None
Steven H. Reiff, 70	Director	Since 2020, Mr. Reiff has served as a Director of the Company	None	1	Director, Alcentra Capital Corporation
Lawrence Wolf, 61	Director	Since 2020, Mr. Wolf has served as a Director of the Company	President, Red Diamond Management Co.	1	None
Gary A. Zdolshek, 70	Director, Chairman of the Board, Chief Executive Officer, President	Since 2019, Mr. Zdolshek has served as a Director, the Chief Executive Officer and President of the Company. Since 2020, Mr. Zdolshek has served as the Chairman of the Board	Founder, IDR	1	None

1 Board members serve until they resign or until their successors are duly elected and qualified.

2 For purposes of this table, “Fund Complex” means the Company.

No Nominee, existing member of the Company’s Board or executive officer of the Company is a party adverse to the Company or any of its affiliates in any material pending legal proceeding, nor does any Nominee, existing member of the Company’s Board or executive officer of the Company have an interest materially adverse to the Company with respect to any of the Proposals. If any or all of the Nominees become unavailable to serve as Board members due to events not now known or anticipated, the persons named as proxies, if instructed to vote FOR a particular Nominee, will vote for such other individual or individuals the current Board members may recommend in lieu of such Nominee, or the Board may reduce the number of Board members provided for in the Company’s organizational documents.

21

Board Leadership Structure and Related Matters

Compensation of Board Members

Each of the Company’s Independent Board Members is entitled to compensation for his services as a director. Each Independent Board Member is entitled to receive an annual cash retainer fee of $35,000, payable quarterly in arrears, and the chairman of each of the Board’s audit committee and nominating and corporate governance committee are entitled to an additional annual retainer of $15,000. During the last fiscal year, four meetings of the Board were held.

The Company does not pay any compensation to its Board members that are “interested persons” for 1940 Act purposes. The Company will also reimburse each director for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending any Board meetings and related committee meetings not held concurrently with a Board meeting. There are no pension or retirement benefits offered to Board members at this time.

The following table sets forth the compensation of the Company’s directors for the year ended June 30, 2022:

Name of Person, Position	Aggregate Compensation from Company	Total Compensation From Company and Complex Paid to Directors*

Independent Board Members
Geoffrey Dohrmann, Director	$35,000	$35,000
Lawrence Wolf, Director	$50,000	$50,000
Steven H. Reiff, Director	$50,000	$50,000
Board Members who are “Interested Persons”
Gary A. Zdolshek, Director, Chairman of the Board, Chief Executive Officer, President	None	None
Thomas J. Bartos, Director, Chief Financial Officer and Treasurer	None	None

*Reflects compensation amounts accrued as a result of voluntary deferrals by each of the Directors, but unpaid, for the year ended June 30, 2022. Such deferred amounts are expected to be paid on or about the Effective Date.

Committees and Board Structure

The Board has the following committees:

Audit Committee

Pursuant to its written audit committee charter, the Board’s audit committee is responsible for establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s investments; selecting, engaging and discharging its independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants; approving professional services provided by the Company’s independent accountants (including compensation therefor); reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The current members of the audit committee are Geoffrey Dohrmann, Lawrence Wolf and Steven H. Reiff, all of whom are Independent Board Members. Lawrence Wolf serves as the chairman of the audit committee and the Board has determined that Lawrence Wolf is an "audit committee financial expert" as defined under SEC rules. During the last fiscal year, five meetings of the audit committee were held.

22

In the event Stockholders approve the election of Messrs. Canter, Dohrmann, McNamara and [  ], each of Messrs. Reiff and Wolf will resign as a director of the Company, effective upon the election of his respective replacement at the Meeting, and each will resign as a member of the Board’s audit committee, and Messrs. Canter, Dohrmann, McNamara and [  ] will join the audit committee. If the election of Mr. [  ] is approved by Stockholders, Mr. [  ] will replace Mr. Wolf as the chairman of the audit committee.

Nominating and Corporate Governance Committee

Pursuant to its written nominating and corporate governance committee charter, the Board’s nominating and corporate governance committee selects and nominates directors for election by Stockholders, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board and management. The committee is currently composed of Geoffrey Dohrmann, Lawrence Wolf and Steven H. Reiff. Steven H. Reiff currently serves as chairman of the nominating and corporate governance committee. During the last fiscal year, one meeting of the nominating and corporate governance committee was held.

The nominating and corporate governance committee will consider qualified director nominees recommended by Stockholders when such recommendations are submitted in accordance with any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a Stockholders must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of Shares owned, if any; and, a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Stockholders.

In evaluating director nominees, the members of the nominating and corporate governance committee consider the following factors:

•	the appropriate size and composition of the Board;

•	whether or not the person is an "interested person" with respect to the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the Company’s needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The nominating and corporate governance committee's goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of the nominating and corporate governance committee may consider such other factors as they may deem are in the best interests of the Company and its Stockholders. The nominating and corporate governance committee also believes it appropriate for certain key members of management to also serve as directors.

23

The members of the nominating and corporate governance committee identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the independent members of the Board identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals.

In the event Stockholders approve the election of Messrs. Canter, Dohrmann, McNamara and [  ], it is anticipated that each of Messrs. Reiff and Wolf will resign as a director of the Company, effective upon the election of his respective replacement at the Meeting, and each will resign as a member of the Board’s nominating and corporate governance committee, and Messrs. Canter, Dohrmann, McNamara and [  ] will join the nominating and corporate governance committee. If the election of Mr. McNamara is approved by Stockholders, Mr. McNamara will replace Mr. Reiff as the chairman of the nominating and corporate governance committee.

Related Person Transactions

Since the Company’s last fiscal year, the Company had no transactions, nor are any transactions currently proposed, with any director, Nominee, executive officer, security holder known to the Company to own beneficially more than 5% of the Company’s Shares, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded $120,000.

Section 16(a) Beneficial Ownership Reporting Compliance – Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 30(h) of the 1940 Act, and the rules thereunder, require the Company’s officers and directors, the officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Company’s Shares, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no additional Section 16(a) forms were required to be filed, the Company believes that during the fiscal year ended June 30, 2022, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% beneficial owners were complied with, except that, due to an inadvertent administrative error, a late Form 3 was filed on behalf of Stark Community Foundation Trust, a 10% owner of the Company.

Stockholder Communications

Any Stockholder of the Company or other interested party of the Company who desires to communicate with the Company’s Board, individually or as a group, may do so by calling 216-264-8185, or by writing to the party for whom the communication is intended, in care of the Secretary, IDR Core Property Index Fund Ltd., 3 Summit Park Drive, Suite 450, Independence, OH 44131. Communications will be delivered to the appropriate persons.

24

Information about Executive Officers who are Not Board Members

The following table sets forth, as of the Record Date, the Company’s executive officers who are not Board members.

Name, Address and Age	Position(s) Held with Company and Term	Principal Occupation(s) during Past Five Years
Puja Madan, 39	Chief Compliance Officer and Secretary since 2023	General Counsel and Chief Compliance Officer, Accordant Investments since2023; Counsel, Pacific Investment Management Company from 2021 to 2023; Chief Compliance Officer, Gurtin Municipal Bond Management From 2019 to 2022; Senior Compliance Officer and Counsel, Research Affiliates, from 2019 to 2019; and Chief Compliance Officer and Associate Counsel, Titan Advisors from 2008 to 2018.
Garrett E. Zdolshek, 43	Chief Investment Officer since 2019	Chief Investment Officer and Portfolio Manager, Accordant Investments since 2023; Chief Investment Officer and Portfolio Manager at IDR Investment Management, LLC from 2022 to present; Senior Vice President and Portfolio Manager, IDR Investment Management, LLC from 2011 to 2022.

Compensation of Executive Officers

The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are currently provided by individuals who are employees of Accordant Investments, IDR or its affiliates, or by individuals who were contracted by such entities to work on behalf of the Company. Each of the Company’s executive officers is an employee of Accordant Investments, IDR or an affiliate thereof, or an outside contractor, and the day-to-day investment operations of the Company’s portfolio are managed by IDR.

Consequences of Stockholders Not Approving the Director Election Proposal

If the Stockholders do not elect each of the Nominees pursuant to the Director Election Proposal, the Company's current Directors will remain in their role as Directors of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR.

* * * * *

INFORMATION REGARDING THIS SOLICITATION

At a meeting held on May 31, 2023, the Board approved payment by the Company of all costs associated with the Board and Stockholder approval process, including the costs and expenses incurred in connection with preparing and mailing the Proxy Statement and soliciting the Stockholder votes in connection with the Meeting. Please note however that because each of the Company, IDR and Accordant Investments deem all proxy expenses incurred by the Company as ordinary expenses, they are subject to the Company’s current Operating Expense Limitation Agreement whereby IDR has agreed to waive its fees and reimburse the Company for its operating expenses that exceed certain limits per quarter. The Board determined that the Proposals are designed to benefit the Company and its Stockholders by enhancing the services provided to the Company and its Stockholders as well as improving the Company’s prospects for further growth and distribution.

25

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of the Adviser or Sub-Adviser. Accordant Investments is located at 6710 E. Camelback Rd, Suite 100, Scottsdale, AZ 85251. IDR is located at 3 Summit Park Drive, Suite 450, Independence, OH 44131. No additional compensation will be paid to directors, officers or regular employees of the Company, Accordant Investments or IDR for such services. Accordant Investments has also retained Mediant to assist in the proxy campaign and stockholder meeting for a fee of approximately $7,500 plus reimbursement of certain out of pocket expenses.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in the same manner as the proxy being revoked, either in writing and signed by the Stockholder and delivered to the Company’s proxy tabulator, Mediant, at 9:00 a.m. Eastern Time, on [ ], 2023, or submitted by calling toll free at 866-349-0468 or through the Internet website as indicated on the proxy card, prior to 9:00 a.m., Eastern Time, on [ ], 2023.

Preliminary voting results will be announced by Mediant as the Inspector of Election at the Meeting. Final voting results will be announced by Mediant as the Inspector of Election at the Meeting. Official vote totals will be included in the next stockholder report of the Company on Form N-CSR which is filed following the Meeting.

Appraisal Rights

Pursuant to the charter of the Company, stockholders do not have any appraisal rights in connection with the Proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The total number of outstanding Shares of the Company as of the Record Date is [   ].

As of the Record Date, the directors and officers of the Company, as a group, beneficially owned [less than 1% of the outstanding Shares of the Company].

Below is a list of all persons known to the Company to own beneficially 5% or more of the Company’s Shares as of the Record Date, along with the number and percentage of Shares each person owns.

IDR Core Property Index Fund Ltd – Class A Common Shares

Name and Address of Stockholder	Shares Held	Share %
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

The following tables set forth, as of the Record Date, the dollar range of the Company’s equity securities that is expected to be beneficially owned by each of the Company’s existing Board members as well as by each of the Nominees.

Name of Director or Nominee	Dollar Range of Equity Securities in Company	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Thomas J. Bartos	None	None
David Canter	None	None
Geoffrey Dohrmann	None	None
James (“Jim”) Hime	None	None
Jeff Holland	None	None
Steven H. Reiff	None	None
Greg Stark	None	None
Dan McNamara	None	None
Lawrence Wolf	[$50,001-$100,000]	[$50,001-$100,000]
Gary Zdolshek	None	None
[ ]	None	None

1. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2. The term “Family of Investment Companies” refers to all registered investment companies advised by the Adviser or an affiliate.

26

VOTING AND OTHER MEETING INFORMATION

The following information applies to each of the Proposals for which you are entitled to vote.

•          The Meeting

The Meeting will be held on August [ ], 2023 in a virtual meeting format, via the Internet, at [ ] Eastern Time. The Meeting will be held in a virtual meeting format only at the following web address: www.proxydocs.com/IDR. The control number for the Meeting is located in the shaded gray box on the right side of your proxy card.

There will be no physical location for Stockholders to attend. To participate in the Meeting, you will need to log in by visiting the above web address and entering the control number for the Meeting. We strongly urge you to submit your votes by proxy in advance of the Meeting by mail, phone or by email to [ ]. Please refer to the attached materials for more information.

The Board fixed the close of business on June 30, 2023, as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

•          Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from Stockholders of the Company. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone or other electronic media, or personal contact by officers or employees of the Company, Accordant Investments and/or IDR.

•          Adjournments

If there are not sufficient votes to achieve a quorum for a given Proposal by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes with respect to that Proposal. If a quorum is not established at the Meeting, the chairman of the Meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. If submitted to stockholders, the persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought, to permit the further solicitation of proxies. Voting your Shares immediately will help to minimize additional solicitation expenses and prevent the need to call you and solicit your vote.

OTHER BUSINESS

Pursuant to the Bylaws and Maryland law, no business shall be transacted at the Meeting except as specifically designated in the Company's notice of special meeting provided for the Meeting.

AVAILABLE INFORMATION

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO: Thomas J. Bartos at tjb@idrinvestments.com or 216-264-8185.

27

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. This information will also be available free of charge by contacting Thomas J. Bartos at tjb@idrinvestments.com or by telephone at 216-264-8185.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company is not required to hold regular stockholder meetings and, in order to minimize its costs, does not intend to hold meetings of stockholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Company's management. Stockholders will be given notice of any meeting of stockholders not less than ten days, and not more than ninety days, before the date of the meeting. Any Stockholder who wishes to submit proposals to be considered at a special meeting of the Company's Stockholders should send such proposals to the Secretary of the Company at 3 Summit Park Drive, Suite 450, Independence, OH 44131. Any Stockholder proposal intended to be presented at any future meeting of the Company's Stockholders must be received by the Company at the address in the preceding sentence a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Company's proxy materials. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws.

You are cordially invited to participate in the Meeting. Whether or not you plan to attend the Meeting virtually, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card.

By: Order of the Board of Directors

/s/ Gary A. Zdolshek
Gary A. Zdolshek

Director and Chairman of the Board, Chief Executive Officer and President

* * * * *

28

APPENDIX A

FORM OF NEW ADVISORY AGREEMENT BETWEEN THE COMPANY AND ACCORDANT INVESTMENTS

A-1

INVESTMENT ADVISORY AGREEMENT

BETWEEN

ACCORDANT ODCE INDEX FUND

AND

ACCORDANT INVESTMENTS LLC

This Agreement (the “Agreement”) is made as of [ ], 2023, by and between Accordant ODCE Index Fund, a Delaware statutory trust (the “Fund”), and Accordant Investments LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory services to the Fund pursuant to the terms and conditions set forth herein; and

WHEREAS, the Adviser will also serve as the Fund’s administrator (the “Administrator”) pursuant to an Administration Agreement to be entered into by and between the Fund and the Administrator (as amended from time to time, the “Administration Agreement”).

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Fund and the Adviser hereby agree as follows:

1.	Duties of the Adviser

(a)	The Fund hereby engages the Adviser to act as the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of the Fund (the “Board”), for the period and upon the terms herein set forth, in accordance with (i) the investment objective, policies and restrictions that are set forth in the Fund’s prospectus and statement of additional information (as the same may be amended or supplemented from time to time, the “Registration Statement”); (ii) all other applicable federal and state laws, rules and regulations, and the Fund’s charter and by-laws as the same shall be amended from time to time; and (iii) the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement: (i) determine the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify/source, research, evaluate and negotiate the structure of the investments made by the Fund; (iii) close and monitor the Fund’s investments; (iv) determine the securities and other assets that the Fund will purchase, retain, or sell; and (v) provide the Fund with such other investment advisory, research, and related services as the Fund may, from time to time, reasonably require for the investment of its assets. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event that the Fund determines to acquire debt financing, the Adviser will arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Fund through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

A-2

(b)	The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)	The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Without limiting the generality of the foregoing, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Fund’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Fund, subject to the oversight of the Adviser and the Fund. The Adviser shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)	The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein or in any other agreement between the Fund and the Adviser, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(e)	The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and will surrender promptly to the Fund any such records upon the Fund’s request, provided that the Adviser may retain a copy of such records.

A-3

(f)	The Adviser may delegate primary responsibility for the execution of any trades in securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions to one or more Sub-Advisers engaged pursuant to Section 1(c) above.

2.	Fund’s Responsibilities and Expenses Payable by the Fund

(a)	The Fund shall reimburse the Adviser for the costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities hereunder, it being understood and agreed that, except as otherwise provided herein or in the Administration Agreement, the Adviser shall be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. The Fund will bear all other fees, costs and expenses that are incurred in connection with its operation, administration and transactions and that are not specifically assumed by the Adviser pursuant to this Agreement or the Adviser (or the Administrator, if not the Adviser) pursuant to the Administration Agreement. Costs and expenses to be borne by the Fund include, but are not limited to, those relating to: (a) the cost and expenses associated with the Fund’s organization and any offerings, including any underwriting discounts or commissions, any related legal or accounting fees and expenses, any distribution-related expenses associated with a particular class of the Fund’s securities, and any distribution or service fees charged by distribution platforms; (b) the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation services; (c) the cost of effecting sales and repurchases of the Fund’s shares and other securities, including in connection with any share repurchase offers or tender offers; (d) the cost and expenses relating to the establishment or operation of any credit facility or other leverage the Fund may utilize; (e) the cost and expenses relating to any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving the Fund; (f) interest payable on debt, if any, incurred by the Fund; (g) Management Fees (defined below) and related expenses payable pursuant to this Agreement; (h) the cost and expenses relating to the investigation, acquisition, monitoring or disposition of investments, including any travel-related expenses, brokerage fees or commission and any legal, accounting or due diligence fees or expenses relating thereto; (i) fees payable to third parties relating to, or associated with, making or valuing investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities; (j) the costs associated with protecting the Fund’s interests in its investments, including legal fees; (k) transfer agent and custodial fees; (l) fees and expenses associated with marketing and investor relations efforts (including attendance at investment conferences and similar events); (m) federal and state registration fees; (n) any exchange listing fees; (o) federal, state, local and foreign taxes; (p) fees and expenses (including travel and other costs associated with the performance of responsibilities) for the members of the Board whom are not “interested persons” of the Fund or the Adviser as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”); (q) costs and expenses associated with any annual or special meeting of the Fund’s shareholders; (r) brokerage fees or commissions; (s) costs of preparing, printing and disseminating proxy statements, stockholders’ reports and other notices, including any platform or other third-party administrative fees pertaining thereto; (t) costs of preparing and submitting government filings, including periodic and current reports with the Securities and Exchange Commission (the “SEC”); (u) fidelity bond, liability insurance and other insurance premiums; (v) direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; (w) fees and expenses associated with independent audits and outside accounting and legal costs; (x) costs associated with the Fund’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws; (y) amounts payable under the Administration Agreement; (z) all other fees and expenses payable to third parties retained by the Adviser to provide administrative services to the Fund on its behalf pursuant to the Administration Agreement, including but not limited to any sub-administrators or compliance providers; and (aa) all other expenses incurred by either the Fund or the Adviser in connection with administering the Fund’s business, including payments made under the Administration Agreement based upon the Fund’s allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations to the Fund under the Administration Agreement, including rent, the fees and expenses associated with performing administrative functions, and the Fund’s allocable portion of the costs of compensation, benefits and related expenses of its chief financial officer, chief compliance officer, and any administrative support staff, including accounting personnel.

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3.	Compensation of the Adviser

(a)	The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a management fee (the “Management Fee”) as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect, or the Fund may adopt, a deferred compensation plan pursuant to which the Adviser may elect to defer all or a portion of its fees hereunder for a specified period of time.

(b)	For services rendered under this Agreement, the Management Fee shall be calculated monthly at a rate of [0.65]% per annum of the Fund’s net assets at the end of the most recently completed calendar month, and will be payable in arrears by the end of the following month. Management Fees for any partial month will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month.

(c)	Notwithstanding anything to the contrary contained in this Agreement, the Fund and the Adviser acknowledge and agree that the provisions of this Section 3 shall be of no force and effect unless and until this Agreement has been approved by the vote of a majority of the Fund’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act (the “Approval Date”). For the avoidance of doubt, the Adviser shall receive no compensation with respect to services provided hereunder prior to the Approval Date.

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4.	Covenants of the Adviser

The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Excess Brokerage Commissions

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

6.	Limitations on the Employment of the Adviser

The services of the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser or its affiliates to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a trustee of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Fund, subject to the Adviser’s right to enter into sub-advisory agreements as set forth herein. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and stockholders of the Fund are or may become interested in the Adviser and its affiliates, as trustees, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and trustees, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as stockholders or otherwise.

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7.	Responsibility of Dual Trustees, Officers and/or Employees

If any person who is a manager, partner, officer or employee of the Adviser or its affiliates is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, officer and/or employee of the Adviser or its affiliates shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, officer or employee of the Adviser or its affiliates or under the control or direction of the Adviser, even if paid by the Adviser or an affiliate thereof.

8.	Limitation of Liability of the Adviser; Indemnification

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Fund shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). The Fund may from time to time pay to one or more Indemnified Parties expenses in advance of the final disposition of any action, suit, investigation or other proceeding to which such Indemnified Parties are subject, but only upon receipt of an undertaking by or on behalf of the Adviser to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expense is not authorized under this Section; provided, that (a) the Adviser shall provide security for its undertaking, (b) the Fund shall be insured against losses arising by reason of the Adviser’s failure to fulfill its undertaking, or (c) a majority of the Independent Directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe the relevant Indemnified Parties will ultimately be entitled to indemnification.

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9.	Effectiveness, Duration and Termination of Agreement

(a)	This Agreement shall become effective as of the first date above written. This Agreement may be terminated at any time, without the payment of any penalty, by either party upon 60 days’ written notice to the other party, by the vote of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Fund’s Board. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b)	This Agreement shall continue in effect for two years from the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of a majority of the Board, or by the affirmative vote of a majority of the outstanding voting securities of the Fund and (B) the vote of a majority of the Board members who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(c)	This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

10.	Notices

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office, or to such other addresses as the parties may designate in writing.

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11.	Amendments

This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the Investment Company Act.

12.	Entire Agreement; Governing Law

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to conflict of laws principles, and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

[Remainder of Page Intentionally Left Blank]

* * *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

ACCORDANT ODCE INDEX FUND

By:
Name:
Title:

ACCORDANT INVESTMENTS LLC

By:
Name:
Title:

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APPENDIX B

FORM OF NEW SUB-ADVISORY AGREEMENT BY AND AMONG THE COMPANY, ACCORDANT INVESTMENTS AND IDR

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INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

ACCORDANT ODCE INDEX FUND,

ACCORDANT INVESTMENTS LLC

AND

IDR INVESTMENT MANAGEMENT, LLC

This Agreement (the “Agreement”) is made as of [ ], 2023, by and among ACCORDANT ODCE INDEX FUND, a Delaware statutory trust (the “Fund”), ACCORDANT INVESTMENTS LLC, a Delaware limited liability company (the “Adviser”) and IDR INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Fund is a closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, each of the Adviser and the Sub-Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Fund has retained the Adviser to furnish investment advisory services to the Fund pursuant to the terms and conditions set forth in the Investment Advisory Agreement entered into by and between the Fund and the Adviser (the “Advisory Agreement”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in furnishing investment advisory services to the Fund pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the parties hereto hereby agree as follows:

1.	Duties of the Sub-Adviser

(a)	The Adviser hereby retains the Sub-Adviser to manage on a discretionary basis the Fund’s assets, and to provide investment advice to the Fund (including with respect to the investment and reinvestment of the assets of the Fund) as hereinafter set forth, subject to the supervision and oversight of the Adviser and the Board of Trustees of the Fund (the “Board”), for the period and upon the terms herein set forth, in accordance with (i) the investment objective, policies and restrictions that are set forth in the Fund’s prospectus and statement of additional information (as the same may be amended or supplemented from time to time, the “Registration Statement”); (ii) all other applicable federal and state laws, rules and regulations, and the Fund’s charter and by-laws as the same shall be amended from time to time; and (iii) the Investment Company Act.

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(b)	Without limiting the generality of the foregoing, the Sub-Adviser shall, during the term and subject to the provisions of this Agreement: (i) determine the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify/source, research, evaluate and negotiate the structure of the investments made by the Fund; (iii) close and monitor the Fund’s investments; (iv) determine the securities and other assets that the Fund will purchase, retain, or sell; and (v) provide the Fund with such other investment advisory, research, and related services as the Fund may, from time to time, reasonably require for the investment of its assets. Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event that the Fund determines to acquire debt financing, the Sub-Adviser will arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board.

(c)	Unless otherwise instructed in writing by the Adviser or the Board, the Sub-Adviser shall have the responsibility and discretion to vote, either in person or by proxy, securities in which the Fund may be invested from time to time.

(d)	Unless otherwise instructed in writing by the Adviser or the Board, the Sub-Adviser shall have the responsibility and discretion to execute subscriptions or other documentation effecting investments in any investment opportunities or companies in which the Fund may invest, or to place orders for other securities transactions on behalf of the Fund. The Sub-Adviser will use its best efforts to cooperate with the Adviser in support of efforts to implement the Fund’s investment program.

(e)	Subject to the supervision of the Board, the Sub-Adviser is authorized to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements (each, a “Trading Agreement”) on behalf of the Fund, as applicable) and take any other actions required to make investments pursuant to the Registration Statement, which may include any market and/or industry standard documentation.

(f)	Subject to the supervision of the Board and without limiting the generality of the foregoing, the Sub-Adviser may, as permitted by rule, regulation or position of the staff of the Securities and Exchange Commission (the “SEC”), utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement (such personnel, the “Affiliated Personnel”), provided that (i) the Sub-Adviser remains solely responsible for the provision of services under this Agreement, (ii) the Sub-Adviser shall be responsible for all acts of any Affiliated Personnel taken in furtherance of this Agreement to the same extent it would be for its own acts, (iii) except to the extent as otherwise set forth in Section 2, the compensation and/or expenses of the Affiliated Personnel shall be paid by and/or be the sole responsibility of the Sub-Adviser, and the Adviser shall bear no direct cost or obligation with respect thereto beyond the payment of the Management Fee as described in this Agreement, (iv) the Affiliated Personnel shall be selected by the Sub-Adviser in good faith and with reasonable care, and be monitored by the Sub-Adviser and (v) upon reasonable request by the Adviser, the Sub-Adviser shall identify the Affiliated Personnel and the services they provide, and will update the Adviser when making any material changes to the Affiliated Personnel and the services they provide.

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(g)	The Sub-Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(h)	The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor of both the Fund and the Adviser and, except as expressly provided or authorized herein or in any other agreement between the Fund, the Sub-Advisor or the Adviser, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

(i)	The Sub-Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Sub-Adviser agrees that all records that it maintains for the Fund are the property of the Fund and will surrender promptly to the Fund any such records upon the Fund’s request, provided that the Sub-Adviser may retain a copy of such records.

(j)	The Sub-Adviser shall be primarily responsible for the execution of any trades in securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions.

2.	Fund’s Responsibilities and Expenses Payable by the Fund

Except as otherwise provided herein, the Sub-Adviser shall pay all expenses incurred by it in connection with the performance of its activities under this Agreement, other than investment-related expenses of the Fund (including, but not limited to, the cost of securities, commodities and other investments purchased or sold for the Fund (including brokerage commissions and other fees or charges associated with transactions), transfer fees, registration costs, taxes, interest or any other expenses incurred by the Fund in connection with acquiring, holding or disposing of its investments, including any legal or third-party service fees incurred by the Sub-Adviser or the Fund in connection with securities held for the Fund). Except as otherwise provided in this Agreement or as required by applicable law, the Sub-Adviser shall not be responsible for any other expenses incurred by or on behalf of the Fund in connection with its operation, including but not limited to (a) management fees payable to the Adviser under the Advisory Agreement; (b) management or other fees or expenses payable to any other sub-advisers retained by the Fund or the Adviser; (c) expenses incurred in connection with providing or arranging for the provision of the facilities and administrative services necessary for the Fund to operate; and (d) any fees, costs or expenses of the Fund’s operations specifically borne by the Fund pursuant to the Advisory Agreement, and shall be entitled to reimbursement by the Fund of any such expenses to the extent borne directly or indirectly by the Sub-Adviser. Compensation of the Sub-Adviser

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(a)	The Adviser agrees to pay, and the Sub-Adviser agrees to accept, as compensation for the services provided by the Sub-Adviser hereunder, a management fee (the “Management Fee”) as hereinafter set forth. The Adviser shall make any payments due hereunder to the Sub-Adviser or to the Sub-Adviser’s designee as the Sub-Adviser may otherwise direct.

(b)	For services rendered under this Agreement, the Management Fee shall be calculated monthly at a rate of 0.30% per annum of the Fund’s net assets at the end of the most recently completed calendar month, and will be payable in arrears by the end of the following month. Management Fees for any partial month will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month.

(c)	Notwithstanding anything to the contrary contained in this Agreement, each of the Fund, the Adviser and the Sub-Adviser acknowledge and agree that the provisions of this Section 3 shall be of no force and effect unless and until this Agreement has been approved by the vote of a majority of the Fund’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party (the “Independent Trustees”), in accordance with the requirements of the Investment Company Act (the “Approval Date”). For the avoidance of doubt, the Sub-Adviser shall receive no compensation with respect to services provided hereunder prior to the Approval Date.

3.	Covenants of the Sub-Adviser

The Sub-Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

4.	Excess Brokerage Commissions

The Sub-Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

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5.	Limitations on the Employment of the Sub-Adviser

The services of the Sub-Adviser to the Adviser and the Fund are not exclusive, and the Sub-Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Sub-Adviser or its affiliates to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a trustee of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and stockholders of the Fund are or may become interested in the Sub-Adviser and its affiliates, as trustees, officers, employees, partners, stockholders, members, managers or otherwise, and that the Sub-Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as stockholders or otherwise.

6.	Responsibility of Dual Trustees, Officers and/or Employees

If any person who is a manager, partner, officer or employee of the Sub-Adviser or its affiliates is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, officer and/or employee of the Sub-Adviser or its affiliates shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, officer or employee of the Sub-Adviser or its affiliates or under the control or direction of the Sub-Adviser, even if paid by the Sub-Adviser or an affiliate thereof.

7.	Limitation of Liability of the Sub-Adviser; Indemnification

The Sub-Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Fund for any action taken or omitted to be taken by the Sub-Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Fund shall indemnify, defend and protect the Sub-Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Sub-Adviser, including without limitation its general partner or managing member, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Sub-Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). The Fund shall from time to time pay to one or more Indemnified Parties expenses in advance of the final disposition of any action, suit, investigation or other proceeding to which such Indemnified Parties are subject, but only upon receipt of an undertaking by or on behalf of the Sub-Adviser to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expense is not authorized under this Section; provided, that (a) the Sub-Adviser shall provide security for its undertaking, (b) the Fund shall be insured against losses arising by reason of the Sub-Adviser’s failure to fulfill its undertaking, or (c) a majority of the Independent Trustees, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial type inquiry), that there is reason to believe that the relevant Indemnified Parties will ultimately be entitled to indemnification.

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8.	Use of Name

No right, express or implied, is granted by this Agreement to either party to use in any manner the name of the other or any other trade name, logo or trademarks of the other party or its affiliates in connection with the performance of this Agreement, except that (a) either party may use the name, trade name, logo or trademarks of the other party as required by law or regulation and in disclosure required by law or regulation and (b) either party may receive the prior written consent of the other party to use the name, trade name, logo or trademarks of the other party in the limited instance set out in such written consent.

9.	Effectiveness, Duration and Termination of Agreement

(a)	This Agreement shall become effective as of the first date above written. This Agreement may be terminated at any time, without the payment of any penalty, by either party upon 60 days’ written notice to the other party, or by either the vote of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Fund’s Board.. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Sub-Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Sub-Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Sub-Adviser and its representatives as and to the extent applicable.

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(b)	This Agreement shall continue in effect for two years from the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of a majority of the Board, or by the affirmative vote of a majority of the outstanding voting securities of the Fund and (B) the vote of a majority of the Board members who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(c)	This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

10.	Notices

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office, or to such other addresses as the parties may designate in writing.

11.	Amendments

This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the Investment Company Act.

12.	Entire Agreement; Governing Law

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to conflict of laws principles, and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

[Remainder of Page Intentionally Left Blank]

* * *

B-8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

ACCORDANT ODCE INDEX FUND

By:
Name:
Title:

ACCORDANT INVESTMENTS LLC

By:
Name:
Title:

IDR INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

B-9

APPENDIX C

FORM OF NEW EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT BETWEEN THE COMPANY AND ACCORDANT INVESTMENTS

C-1

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT

[DATE]

Accordant ODCE Index Fund

6710 E. Camelback Road, Suite 100

Scottsdale, AZ 85251

Dear Ladies and Gentlemen:

This will confirm the Expense Limitation and Reimbursement Agreement (the “Agreement”) between Accordant Investments LLC (the “Adviser”) and the Accordant ODCE Index Fund (the “Fund”).

1.	The Adviser agrees to waive its fees and to pay or absorb the organizational and offering-related expenses of the Fund (the “O&O Expenses”) and the ordinary operating expenses of the Fund (excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign tax, (iii) the Management Fee charged by the Adviser pursuant to the Investment Advisory Agreement, (iv) brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, (v) non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses (iv) distribution and servicing fees payable to participating broker-dealers, and (v) recordkeeping, shareholder servicing related, or other similar fees paid to financial intermediaries (“Operating Expenses”) that exceed 0.50% of the Fund’s net assets (the “Expense Limitation”), as determined as of the end of each calendar [month]. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees the Adviser previously waived or Fund O&O Expenses or Operating Expenses reimbursed, subject to the limitations that: (1) the payment will be made if payable not more than five years from the date incurred with respect to O&O Expenses and not more than three years from the date incurred with respect to Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees (the “Board”).

2.	IDR Investment Management, LLC (“IDR”) previously served as the Fund’s investment adviser. Subject to Fund shareholder approval, amounts payable to IDR that were waived and/or reimbursed by IDR under the Fund’s prior Operational Expense Limitation Agreement with IDR (“Prior Operating Expenses”) and the Fund’s prior Organizational and Offering Expense Limitation Agreement with IDR (“Prior O&O Expenses”) will be payable to the Adviser. The Fund has agreed to pay the Adviser in the amount of any fees that IDR previously waived or deferred under the prior Operational Expense Limitation Agreement and prior Organizational and Offering Expense Limitation Agreement, subject to the limitations that: (1) the payment will be made if payable not more than five years from the date incurred with respect to Prior O&O Expenses and not more than three years from the date incurred with respect to the Prior Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Board.

C-2

3.	This Agreement shall become effective on the date above written and shall have an initial term ending on [one year from effective date of the N-2] and may not be terminated prior to the end of such initial term except by a resolution of the Fund’s Board of Trustees. Thereafter, this Agreement shall automatically renew for one-year terms unless the Adviser provides written notice to the Fund at the above address of the termination of this Agreement, which notice shall be received by the Fund at least 30 days prior to the end of the then-current term. In addition, this Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement between the Adviser and the Fund.

4.	This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

5.	If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

6.	This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts formed and to be performed entirely within the State of New York, without giving effect to the conflicts of laws principles thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction, and the Investment Company Act of 1940, as amended (the “1940 Act”). In the event of a conflict between any provision of this Agreement and any applicable provision of the 1940 Act, the applicable provision of the 1940 Act shall control.

7.	No amendment or modification of this Agreement shall be valid unless made in writing and executed by each of the Fund and the Adviser.

8.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

[Remainder of Page Intentionally Left Blank]

*          *          *

C-3

The parties hereto have caused this Agreement to be duly executed on the date above first written.

Accordant Investments LLC

By:
Name:
Title:

Accordant ODCE Index Fund

By:
Name:
Title:

C-4

APPENDIX D

1-FORM OF DECLARATION OF TRUST

2-BY-LAWS

D-1

ACCORDANT ODCE INDEX FUND

AGREEMENT AND DECLARATION OF TRUST

Dated as of [ ], 2023

Page

ARTICLE I THE TRUST		1
1.1	Name	1
1.2	Definitions	1
ARTICLE II TRUSTEES		5
2.1	Number and Qualification	5
2.2	Term and Election	5
2.3	Resignation and Removal	5
2.4	Vacancies	5
2.5	Meetings	6
2.6	Trustee Action by Written Consent	6
2.7	Chairperson	7
2.8	Officers	7
2.9	REIT Qualification	7
ARTICLE III POWERS AND DUTIES OF TRUSTEES		7
3.1	General	7
3.2	Investments	7
3.3	Legal Title	8
3.4	Issuance and Repurchase of Shares	8
3.5	Borrow Money or Utilize Leverage	8
3.6	Delegation; Committees	8
3.7	Collection and Payment	9
3.8	Expenses	9
3.9	By-Laws	9
3.10	Miscellaneous Powers	9
3.11	Further Powers	9
ARTICLE IV ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS		10
4.1	Advisory and Management Arrangements	10
4.2	Distribution Arrangements	10
4.3	Parties to Contract	10
ARTICLE V LIMITATIONS OF LIABILITY AND INDEMNIFICATION		11
5.1	No Personal Liability of Shareholders, Trustees, etc.	11
5.2	Mandatory Indemnification	11
5.3	No Bond Required of Trustees	13
5.4	No Duty of Investigation; No Notice in Trust Instruments, etc.	13
5.5	Reliance on Experts, etc.	13
ARTICLE VI SHARES OF BENEFICIAL INTEREST		13
6.1	Beneficial Interest	13
6.2	Other Securities	14
6.3	Rights of Shareholders	15
6.4	Exchange and Conversion Privileges	15
6.5	Trust Only	15

i

(continued)

Page

6.6	Issuance of Shares	15
6.7	Register of Shares	16
6.8	Transfer Agent and Registrar	16
6.9	Restrictions on Ownership and Transfer of Shares	16
6.10	Notices	23
ARTICLE VII DETERMINATION OF NET ASSET VALUE		23
7.1	Net Asset Value	23
7.2	Power to Modify Foregoing Procedures	23
ARTICLE VIII CUSTODIANS		23
8.1	Appointment and Duties	23
8.2	Central Certificate System	24
ARTICLE IX REPURCHASES OF Shares		24
9.1	Repurchase of Shares	24
9.2	Disclosure of Holding	24
ARTICLE X SHAREHOLDERS		25
10.1	Meetings of Shareholders	25
10.2	Voting	25
10.3	Notice of Meeting and Record Date	25
10.4	Quorum and Required Vote	25
10.5	Proxies, etc.	26
10.6	Reports	26
10.7	Inspection of Records	27
10.8	Shareholder Action by Written Consent	27
ARTICLE XI DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.		27
11.1	Duration	27
11.2	Termination	27
11.3	Amendment Procedure	28
11.4	Merger, Consolidation and Sale of Assets	29
11.5	Subsidiaries	29
11.6	Conversion	29
ARTICLE XII MISCELLANEOUS		29
12.1	Filing	29
12.2	Resident Agent	30
12.3	Governing Law	30
12.4	Exclusive Delaware Jurisdiction	30
12.5	Counterparts	31
12.6	Reliance by Third Parties	31
12.7	Provisions in Conflict with Law or Regulation	31

ii

ACCORDANT ODCE INDEX FUND

AGREEMENT AND DECLARATION OF TRUST

AGREEMENT AND DECLARATION OF TRUST made as of the [ ] day of [ ], 2023, by the Trustees hereunder.

WHEREAS, pursuant to Section 3820 of the Delaware Statutory Trust Act (as defined below) IDR Core Property Index Fund Ltd., a Maryland corporation (“IDR"), was converted into the Trust (the “Conversion”);

WHEREAS, the Conversion and this Declaration of Trust were approved consistent with Section 3820(g) of the Delaware Statutory Trust Act; and

WHEREAS, in connection with the Conversion [all of the outstanding stock of IDR was converted into Class [__] Shares of the Trust].

ARTICLE I

THE TRUST

1.1           Name. This Trust shall be known as the “Accordant ODCE Index Fund” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Delaware Statutory Trust Act. Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.

1.2           Definitions. As used in this Declaration, the following terms shall have the following meanings:

The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.

The terms “Affiliated Person,” “Assignment,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.

“Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“By-Laws” shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

“Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 6.9.10(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“Class” shall mean a class of Shares the Trust established in accordance with the provisions hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Commission” shall mean the Securities and Exchange Commission.

“Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“Continuing Trustee” shall mean a Trustee who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if fewer than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees, or designated as a Continuing Trustee, by a majority of the Continuing Trustees then members of the Board of Trustees.

“Declaration” shall mean this Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time.

“Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C. § 100, et. seq., as amended from time to time.

“Delaware Statutory Trust Act” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et. seq., as such Act may be amended from time to time.

“Excepted Holder” shall mean a shareholder for whom an Excepted Holder Limit is created by the Declaration or by the Board of Trustees pursuant to Section 6.9.7.

“Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 6.9.7 and subject to adjustment pursuant to Section 6.9.7, the percentage limit established by the Board of Trustees pursuant to Section 6.9.7.

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“Fiscal Year” means each period commencing on July 1 of each year and ending on June 30 of that year (or on the date of a final distribution made in accordance with Section 12.2 of this Declaration), unless the Trustees designate another fiscal year for the Trust. The taxable year of the Trust will end on December 31 of each year, or on any other date designated by the Trustees that is a permitted taxable year-end for tax purposes, and need not be the same as the Fiscal Year.

“Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Registration Statement of the Trust filed with the Commission and designated as fundamental policies therein, as they may be amended from time to time in accordance with the requirements of the 1940 Act.

“Majority Shareholder Vote” shall mean a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust with all classes of Shares voting together as a single class, except as with respect to votes which affect only one or more Classes, as provided for herein, in which case it shall mean a vote of a majority of outstanding voting securities of such Class or Classes, as applicable.

“Market Price” shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined by the Board of Trustees.

“NYSE” shall mean the New York Stock Exchange.

“Ownership Limit” shall mean 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Shares of the Trust, or such other percentage determined by the Board of Trustees in accordance with Section 6.9.8 of this Declaration.

3

“Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.9, would Beneficially Own or Constructively Own Shares in violation of Section 6.9.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“Prospectus” shall mean the Prospectus and Statement of Additional Information of the Trust, if any, as in effect and as may be amended from time to time.

“Registration Statement” shall mean the Trust’s registration statement or statements as filed with the Commission, as from time to time in effect and shall include any Prospectus or Statement of Additional Information forming a part thereof.

“Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Trustees determines pursuant to Section 2.9 of the Declaration that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

“SEC” shall mean the Securities and Exchange Commission.

“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.

“Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

“Transfer” means the assignment, transfer, sale or other disposition of any Shares, including any right to receive any allocations and distributions attributable to Shares. Verbs, participles or adjectives such as “Transfer,” “Transferred” and “Transferring” have correlative meanings.

“Trust” shall mean the trust established by this Declaration, as amended from time to time, inclusive of each such amendment.

“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

“Trustees” shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office. The “Sole Trustee” refers to the Person who signed this Declaration.

4

ARTICLE II

TRUSTEES

2.1           Number and Qualification. Prior to the offering of Shares in accordance with the Prospectus, there may be a Sole Trustee. For the avoidance of doubt, such Sole Trustee shall constitute the initial Board of Trustees of the Trust and may exercise all powers and authority granted to a Trustee and the Board of Trustees hereunder. As of the date hereof, the number of Trustees shall be [five (5)] and such Trustees shall be the signatories hereto. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then office, provided that the number of Trustees shall be no less than one (1) and no more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. Trustees need not own Shares and may succeed themselves in office.

2.2           Term and Election. The term of office of a Trustee shall continue until death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. Subject to the provisions of the 1940 Act, the Trustees at any time may elect Trustees to fill vacancies in the number of Trustees. Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified.

2.3           Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairperson (if any), the President, or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

2.4           Vacancies. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing any individual as they may determine in their sole discretion having the qualifications described in this Article by a vote of a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a vote of a majority of the Trustees then in office. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in the number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

5

2.5           Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairperson, if any, or the President, the Secretary or any two Trustees. Regular meetings of the Trustees may be held without call or notice, except as may be otherwise required by law, at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.

Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act.

All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

2.6           Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees. Chairperson. The Trustees may designate a Chairperson and a Vice Chairperson of the Board of Trustees, who shall have such powers and duties as determined by the Board of Trustees from time to time. Any Chairperson or Vice Chairperson shall be a Trustee.

6

2.8           Officers. The Trustees shall elect a President, a Secretary and a Treasurer. Officers shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chairperson, if any, or President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The President, Secretary and Treasurer may, but need not, be a Trustee.

2.9           REIT Qualification. The Board of Trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Trust as a real estate investment trust (“REIT”) pursuant to Section 856(g) of the Code; however, if the Board of Trustees determines that it is no longer in the best interests of the Trust to continue to be qualified as a REIT, the Board of Trustees may revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code. The Board of Trustees also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 6.9 is no longer required for REIT qualification.

ARTICLE III

POWERS AND DUTIES OF TRUSTEES

3.1           General. The Trustees shall owe to the Trust and its Shareholders the same fiduciary duties as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

3.2           Investments. The Trustees shall have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust, to:

(a)           manage, conduct, operate and carry on the business of an investment company; and

(b)           subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

7

3.3           Legal Title. Legal title to all the Trust Property shall be vested in the Trust except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his or her due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

3.4           Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, convert, resell, reissue, classify and/or reclassify, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property whether capital or surplus or otherwise permitted by the Delaware Statutory Trust Act.

3.5           Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

3.6           Delegation; Committees. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things, including any matters set forth in this Declaration, and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient or appropriate to the extent permitted by law. The Trustees may designate one or more committees which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.

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3.7           Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments. Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust. By-Laws. The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.

3.10         Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; and (i) adopt a seal for the Trust, even though the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

3.11         Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property.

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ARTICLE IV

ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

4.1           Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by the Trustees.

4.2           Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters and/or selling agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust.

4.3           Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article VIII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VIII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.3.

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ARTICLE V

LIMITATIONS OF LIABILITY AND INDEMNIFICATION

5.1           No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2           Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his or her having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

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(b)           Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “Interested Persons” of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)           The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his or her undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)           The rights accruing to any indemnitee under these provisions shall not exclude, restrict or limit any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, or vote of Shareholders or Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)           Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the fullest extent permitted by law; provided that such indemnification and advancement has been approved by a majority of the Trustees.

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5.3           No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

5.4           No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability and such other insurance as the Trustees in their sole judgment shall deem advisable or as is required by the 1940 Act.

5.5           Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

6.1           Beneficial Interest.

(a)           The interest of the beneficiaries shall be divided into an unlimited number of transferable shares of beneficial par value $.001 per share. The Trustees may divide Shares into one or more Classes and the Trustees hereby establish the Classes listed in Schedule A hereto and made part hereof. Schedule A may be revised from time to time by resolution of a majority of the then Trustees, including in connection with the establishment and designation or re-designation of any Class and shall not constitute an amendment of this Declaration. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend or distribution in Shares or a split of Shares, shall be fully paid and, except as provided in the last sentence of Section 3.8, nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

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(b)           Subject to the further provisions of this Article VI, any restriction set forth in the By-Laws and any applicable requirements of the 1940 Act or any applicable exemptive relief issued by the SEC, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Class to: (i) divide the beneficial interest in each Class into Shares as the Trustees shall determine; (ii) establish, designate, redesignate, classify, reclassify and change in any manner any Class—and fix such preferences, voting powers, rights, duties and privileges and business purpose of each Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be different from any existing Class; provided, however, that the Trustees may not reclassify or change outstanding Shares in a manner materially adverse to Shareholders of such Shares, without obtaining the authorization or vote of the Class of Shareholders that would be materially adversely affected; (iii) divide or combine the Shares of any Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Class in the assets held with respect to that Class; (iv) change the name of any Class; (v) dissolve and terminate any one or more Classes; and (vi) take such other action with respect to the Classes as the Trustees may deem desirable.

(c)           The establishment and designation of any Class of Shares of the Trust shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Class of Shares of the Trust, whether directly in such resolution or by reference to another document including, without limitation, any Registration Statement of the Trust, or as otherwise provided in such resolution.

(d)           With respect to any Class of Shares of the Trust, each such Class shall represent interests in the assets of the Trust and have the same voting, dividend, liquidation and other rights and terms and conditions as each other Class of Shares of the Trust, except that, subject to applicable law, expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and as provided herein, and a Class may have exclusive voting rights with respect to matters affecting only that Class.

(e)           To the fullest extent permitted by the Delaware Statutory Trust Act and subject to the restrictions of the 1940 Act and any applicable exemptive relief issued by the SEC, the Trustees may allocate expenses of the Trust to a particular Class or to apportion the same between or among two or more Classes, provided that any expenses incurred by a particular Class shall be payable solely out of the assets belonging to that Class.

6.2           Other Securities. The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred shares, debt securities or other senior securities. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement the Trust’s governing instrument as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. In addition, any such supplement or amendment may set forth the rights, powers, preferences and privileges of such preferred shares and any such supplement or amendment shall operate either as additions to or modifications of the rights, powers, preferences and privileges of any such preferred shares under the Trust’s governing instrument. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of the Trust’s governing instrument (prior to giving effect to such supplement or amendment) with respect to any such rights, powers and privileges of the preferred shares, such amendment or supplement shall control. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

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6.3           Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees on behalf of the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, , suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion, exchange or redemption rights.

6.4           Exchange and Conversion Privileges. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class shall have the right to convert such Shares for Shares of one or more other Classes. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class may exchange their Shares for those of another fund.

6.5           Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

6.6           Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

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6.7           Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Each such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he or she has given his or her address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefor and rules and regulations as to their use.

6.8           Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

6.9           Restrictions on Ownership and Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Each Shareholder will indemnify and hold harmless the Trust, the Trustees, each other Shareholder and any Affiliated Person of the Trust, the Trustees, and each of the other Shareholders against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any transfer made by the Shareholder in violation of this Section 6.9 and (2) any misrepresentation by the transferring Shareholder or substituted Shareholder in connection with the transfer. Pursuant to Section 3.8 hereof, a Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Trust in connection with the transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

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6.9.1 Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section 2.9:

(a)           Basic Restrictions.

(i)        (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)       No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust (x) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (y) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)      Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)          Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.9.1(a)(i) or (ii),

(i)        then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.9.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically Transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.9.10, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii)       if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.9.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.9.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

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To the extent that, upon a transfer of Shares pursuant to this Section 6.9.1(b), a violation of any provision of this Section 6.9 would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Section 6.9.

6.9.2 Remedies for Breach. If the Board of Trustees or its designee shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 6.9.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 6.9.1 (whether or not such violation is intended), the Board of Trustees or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.9.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or its designee.

6.9.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.9.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 6.9.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s status as a REIT.

6.9.4 Owners Required To Provide Information. Prior to the Restriction Termination Date:

(a)           every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Ownership Limit and the other restrictions set forth herein; and

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(b)           each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Trust such information as the Trust may request, in order to determine the Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

6.9.5 Remedies Not Limited. Subject to Section 2.9, nothing contained in this Section 6.9 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust’s status as a REIT.

6.9.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.9 or any definition contained in this Declaration, the Board of Trustees may determine the application of the provisions of this Section 6.9 with respect to any situation based on the facts known to it. In the event Section 6.9.1 requires an action by the Board of Trustees and the Declaration fails to provide specific guidance with respect to such action, the Board of Trustees may determine the action to be taken so long as such action is not contrary to the provisions of Section 6.9. Absent a decision to the contrary by the Board of Trustees (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.9.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 6.9.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

6.9.7 Exceptions.

(a)           Subject to Section 6.9.1(a)(ii), the Board of Trustees may exempt (prospectively or retroactively) a Person from the Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(i)            the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 6.9.1(a)(ii);

(ii)          such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Trust (or an entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Trustees, rent from such tenant would not adversely affect the Trust’s ability to qualify as a REIT, shall not be treated as a tenant of the Trust); and

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(iii)          such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.9.1 through 6.9.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 6.9.1(b) and 6.9.10.

(b)          Prior to granting any exception pursuant to Section 6.9.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)           Subject to Section 6.9.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.

(d)           The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit.

6.9.8 Increase or Decrease in Ownership Limit. Subject to Section 6.9.1(a)(ii), the Board of Trustees may from time to time increase or decrease the Ownership Limit for one or more Persons and increase or decrease the Ownership Limit for all other Persons. No decreased Ownership Limit will be effective for any Person whose percentage of ownership in Shares is in excess of such decreased Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Shares equals or falls below the decreased Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Ownership Limit and, provided further, that the new Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

6.9.9 Legend. Each certificate, if any, or any notice in lieu of any certificate, for Shares shall bear a legend summarizing the restrictions on ownership and transfer contained herein.  Instead of a legend, the certificate, if any, may state that the Trust will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

6.9.10 Transfer of Shares in Trust.

(a)           Ownership in Trust. Upon any purported Transfer or other event described in Section 6.9.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 6.9.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 6.9.10(f).

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(b)           Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

(c)           Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been Transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other distribution to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Delaware law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 6.9, until the Trust has received notification that Shares have been Transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholder entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of shareholder.

(d)           Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.9.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.9.10(d). The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.9.10(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.9.10(d), such excess shall be paid to the Charitable Trustee upon demand.

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(e)           Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.9.10(d). Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.9.10(c). The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.

(f)            Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.9.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

6.9.11 NYSE Transactions. Nothing in this Section 6.9 shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Section 6.9 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section 6.9.

6.9.12 Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Section 6.9.

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6.9.13 Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

6.10         Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given by electronic transmission or if mailed, postage prepaid, addressed to any Shareholder of record at his or her last known address (including email or similar address) as recorded on the applicable register of the Trust.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE

7.1           Net Asset Value. The net asset value of each outstanding Share of each Class of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus or as may otherwise be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees and shall be as generally set forth in the Prospectus or as may otherwise be determined by the Trustees.

7.2           Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the net asset value of each Class of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the Code, the 1940 Act, any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

ARTICLE VIII

CUSTODIANS

8.1           Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including without limitation authority:

(1)           to hold the securities owned by the Trust and deliver the same upon written order;

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(2)           to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

(3)           to disburse such funds upon orders or vouchers;

(4)           if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(5)           if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

8.2           Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

ARTICLE IX

REPURCHASES OF Shares

9.1           Repurchase of Shares. Except to the extent included as part of the Trust’s Fundamental Policies and subject to any restrictions or limitations contained therein, holders of Shares of the Trust shall not be entitled to require the Trust to repurchase or redeem Shares of the Trust.

9.2           Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

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ARTICLE X

SHAREHOLDERS

10.1         Meetings of Shareholders. The Trust will not hold Shareholder meetings unless required by the 1940 Act, the provisions of this Declaration, the By-Laws or any other applicable law. A special meeting of Shareholders may be called at any time by a majority of the Trustees or the Chairperson or the President and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate at least a majority of the outstanding Shares of the Trust, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a special meeting, shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.

10.2         Voting.          (a) Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by the 1940 Act, this Declaration (including Section 6.01(b)(ii) herein), or resolution of the Trustees. There shall be no cumulative voting in the election or removal of Trustees.

(b)           Notwithstanding any other provision of this Declaration, on any matters submitted to a vote of the Shareholders, all Shares of the Trust then-entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act and/or other applicable law, Shares shall be voted by individual Class; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

10.3         Notice of Meeting and Record Date. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days and not more than 90 days before the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting; provided, however, that the foregoing shall in no way limit the ability of one or more adjournments to be considered at a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than 90 nor less than 10 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.

10.4         Quorum and Required Vote. (a) The holders of one-third of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. When any one or more Classes is to vote separately from any other Classes of Shares, holders of one-third of the Shares entitled to vote of each such Class shall constitute a quorum at a Shareholders’ meeting of that Class. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.

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(b)           Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter; provided that, (i) where any provision of law or of this Declaration requires that the holders of any Class shall vote as a Class, then the affirmative vote of a majority of the Shares of such Class present in person or represented by proxy and entitled to vote on the subject matter shall decide that matter insofar as that Class is concerned, and provided that (ii) the Trustees shall be elected by a plurality of the votes of the Shares present in person or represented by proxy at the meeting and entitled to vote on the election of Trustees.

10.5         Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

10.6         Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

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10.7         Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted beneficial owners of a Delaware statutory trust formed under the Delaware Statutory Trust Act.

10.8         Shareholder Action by Written Consent. Any action which may be taken by Shareholders by vote may be taken without a meeting if the holders, entitled to vote thereon, of the proportion of Shares required for approval of such action at a meeting of Shareholders pursuant to Section 10.4 consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

ARTICLE XI

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.

11.1         Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall have perpetual existence.

11.2         Termination. (a) The Trust may be dissolved, only upon (i) approval of not less than 80% of the Trustees or (ii) to the extent provided under those circumstances described in the Registration Statement, by the vote of the majority of the Shareholders. Upon the dissolution of the Trust:

(i)           The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii)          The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders.

(iii)         After paying or adequately providing for the payment of all claims and obligations of the Trust in accordance with Section 3808 of the Delaware Statutory Trust Act, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees shall distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders on a pro rata basis, subject to any preferential rights of holders of the Trust’s outstanding preferred Shares, if any.

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(b)           After the winding up and termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

11.3         Amendment Procedure. (a) Except as provided in subsection (b) of this Section 11.3, this Declaration may be amended, after a majority of the Trustees (including a majority of the independent Trustees if such a vote is required under the 1940 Act) have approved a resolution therefor, by the affirmative vote required by Section 10.4 of this Declaration. The Trustees also may amend this Declaration without any vote of Shareholders to change the name of the Trust, to change the U.S. federal income tax classification of the Trust, to make any other change that does not adversely affect the relative rights or preferences of any Shareholder, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal or state laws or regulations including pursuant to Section 6.2 or, if applicable, the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.

(b)           No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 3.8, Section 5.1, Section 5.2, Section 11.2(a), this Section 11.3 or Section 11.4 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after a majority of the Trustees have approved a resolution therefor, and such amendment has been approved by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares, unless such amendment has been approved by not less than 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c)           An amendment duly adopted by the requisite vote of the Board of Trustees and, if required under the 1940 Act or otherwise under this Declaration, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.

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Notwithstanding any other provision hereof, until such time as Shares are issued and sold, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

11.4         Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Trustees and approved by a Majority Shareholder Vote to the extent required by the 1940 Act.

11.5         Subsidiaries. Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, limited liability companies, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

11.6         Conversion. Notwithstanding any other provisions of this Declaration or the By-Laws of the Trust, a favorable vote of a majority of the Continuing Trustees then in office followed by the favorable vote of the holders of not less than seventy-five percent (75%) of the Shares of each affected class or series outstanding, voting as separate classes or series, shall be required to approve, adopt or authorize an amendment to this Declaration that makes the Shares a “redeemable security” as that term is defined in the 1940 Act. Upon the adoption of a proposal to convert the Trust from a “closed-end company” to an “open-end company” as those terms are defined by the 1940 Act and the necessary amendments to this Declaration to permit such a conversion of the Trust’s outstanding Shares entitled to vote, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

ARTICLE XII

MISCELLANEOUS

12.1         Filing. (a) This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

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12.2         Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be [NAME], [ADDRESS]. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof and any required filing is delivered to the office of the Secretary of the State.

12.3         Governing Law. This Declaration is executed by the Trustees and delivered in the State of Delaware and with reference to the laws thereof (except for conflict-of-laws provisions or doctrines thereof), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to laws of said State.

12.4         Exclusive Delaware Jurisdiction. Each Trustee, each officer, each Shareholder and each Person beneficially owning an interest in the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust or its business and affairs, the Delaware Statutory Trust Act, this Declaration or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees or the Shareholders, or (D) any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Delaware Statutory Trust Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Act, this Declaration or the Bylaws relating in any way to the Trust (regardless, in every case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. In the event that any claim, suit, action or proceeding is commenced outside of the Court of Chancery of the State of Delaware in contravention of this Section 12.4, all reasonable and documented out of pocket fees, costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the prevailing party in such claim, suit, action or proceeding shall be reimbursed by the non-prevailing party. This Section 12.4 shall not apply to claims arising under federal or state securities laws.

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12.5         Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

12.6         Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

12.7         Provisions in Conflict with Law or Regulation. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, if applicable, with the regulated investment company provisions of the Code (if applicable) or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)           If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

12.8         Electronic Transmission. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind referenced in, or contemplated by, this Declaration or the By-laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Delaware Statutory Trust Act), including via the internet, or in any other manner permitted by applicable law.

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IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

By:
[ ]
Trustee

By:
[ ]
Trustee

By:
[ ]
Trustee

By:
[ ]
Trustee

By:
[ ]
Trustee

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Schedule A

Class A

Class I

Class Y

33

ACCORDANT ODCE INDEX FUND

BY-LAWS

Dated as of [ ], 2023

Page

ARTICLE I	SHAREHOLDER MEETINGS	1
1.1.	Chairperson	1
1.2.	Proxies; Voting	1
1.3.	Fixing Record Dates	1
1.4.	Inspectors of Election	1
1.5.	Records at Shareholder Meetings	2
ARTICLE II	TRUSTEES	2
2.1.	Regular Meetings	2
2.2.	Chairperson; Records	2
ARTICLE III	OFFICERS	2
3.1.	Officers of the Trust	2
3.2.	Election and Tenure	2
3.3.	Removal of Officers	3
3.4.	Bonds and Surety	3
3.5.	President and Vice Presidents	3
3.6.	Secretary	3
3.7.	Treasurer	4
3.8.	Other Officers and Duties	4
ARTICLE IV	MISCELLANEOUS	4
4.1.	Depositories	4
4.2.	Signatures	4
4.3.	Seal	4
ARTICLE V	SHARE TRANSFERS	4
5.1.	Transfer Agents, Registrars and the Like	4
5.2.	Transfer of Shares	5
5.3.	Registered Shareholders	5
ARTICLE VI	AMENDMENT OF BY-LAWS	5
6.1.	Amendment and Repeal of By-Laws	5

-i-

ACCORDANT ODCE INDEX FUND

BY-LAWS

These By-Laws are made and adopted pursuant to Section 3.9 of the Agreement and Declaration of Trust establishing Accordant ODCE Index Fund dated as of [ ], 2023, as from time to time amended or restated (hereinafter called the “Declaration”). All words and terms capitalized in these By-Laws shall have the meaning or meanings set forth for such words or terms in the Declaration.

ARTICLE I
SHAREHOLDER MEETINGS

1.1           Chairperson. The Chairperson, if any, shall act as chairperson at all meetings of the Shareholders; in the Chairperson’s absence, the Trustee or Trustees present at each meeting may elect a temporary chairperson for the meeting, who may be one of themselves.

1.2           Proxies; Voting. Shareholders may vote either in person or by duly executed proxy and each full Share represented at the meeting shall have one vote, all as provided in Article X of the Declaration.

1.3           Fixing Record Dates. For the purpose of determining the Shareholders who are entitled to notice of or to vote or act at any meeting, including any adjournment thereof, or who are entitled to participate in any dividends, or for any other proper purpose, the Trustees may from time to time, without closing the transfer books, fix a record date in the manner provided in Section 10.3 of the Declaration. If the Trustees do not prior to any meeting of Shareholders so fix a record date or close the transfer books, then the date of mailing notice of the meeting or the date upon which the dividend resolution is adopted, as the case may be, shall be the record date.

1.4           Inspectors of Election. In advance of any meeting of Shareholders, the Trustees may appoint Inspectors of Election to act at the meeting or any adjournment thereof. If Inspectors of Election are not so appointed, the Chairperson, if any, of any meeting of Shareholders may, and on the request of any Shareholder or Shareholder proxy shall, appoint Inspectors of Election of the meeting. The number of Inspectors of Election shall be either one or three. If appointed at the meeting on the request of one or more Shareholders or proxies, a majority of Shares present shall determine whether one or three Inspectors of Election are to be appointed, but failure to allow such determination by the Shareholders shall not affect the validity of the appointment of Inspectors of Election. In case any person appointed as Inspector of Election fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Trustees in advance of the convening of the meeting or at the meeting by the person acting as chairperson. The Inspectors of Election shall determine the number of Shares outstanding, the Shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents, determine the results, and do such other acts as may be proper to conduct the election or vote with fairness to all Shareholders. If there are three Inspectors of Election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. On request of the Chairperson, if any, of the meeting, or of any Shareholder or Shareholder proxy, the Inspectors of Election shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any facts found by them.

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1.5           Records at Shareholder Meetings. At each meeting of the Shareholders, there shall be made available for inspection at a convenient time and place during normal business hours, if requested by Shareholders, the minutes of the last previous meeting of Shareholders of the Trust and a list of the Shareholders of the Trust, as of the record date of the meeting or the date of closing of transfer books, as the case may be. Such list of Shareholders shall contain the name and the address of each Shareholder in alphabetical order and the number of Shares owned by such Shareholder. Shareholders shall have such other rights and procedures of inspection of the books and records of the Trust as are granted to shareholders of a Delaware business corporation.

ARTICLE II
TRUSTEES

2.1           Regular Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairperson, if any, the President, the Secretary or any two Trustees (and may be held virtually). Regular meetings of the Trustees may be held without call or notice and shall generally be held quarterly. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Trustees need be stated in the notice or waiver of notice of such meeting, and no notice need be given of action proposed to be taken by written consent, except as may otherwise be required by law.

2.2           Chairperson; Records. The Chairperson, if any, shall act as chairperson at all meetings of the Trustees; in absence of a chairperson, the Trustees present shall elect a Trustee to act as temporary chairperson. The results of all actions taken at a meeting of the Trustees, or by written consent of the Trustees, shall be recorded by the Secretary or person appointed by the Board of Trustees as the meeting secretary.

ARTICLE III
OFFICERS

3.1           Officers of the Trust. The officers of the Trust shall consist of a President, a Secretary, a Treasurer and such other officers or assistant officers as may be elected or authorized by the Trustees. Any two or more of the offices may be held by the same Person. No officer of the Trust need be a Trustee.

3.2           Election and Tenure. At the initial organization meeting, the Trustees shall elect the Chairperson, if any, President, Secretary, Treasurer and such other officers as the Trustees shall deem necessary or appropriate in order to carry out the business of the Trust. Such officers shall serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

2

3.3           Removal of Officers. Any officer may be removed at any time, with or without cause, by action of a majority of the Trustees. This provision shall not prevent the making of a contract of employment for a definite term with any officer and shall have no effect upon any cause of action which any officer may have as a result of removal in breach of a contract of employment. Any officer may resign at any time by notice in writing signed by such officer and delivered or mailed to the Chairperson, if any, President, or Secretary, and such resignation shall take effect immediately upon receipt by the Chairperson, if any, President, or Secretary, or at a later date according to the terms of such notice in writing.

3.4           Bonds and Surety. Any officer may be required by the Trustees to be bonded for the faithful performance of such officer’s duties in such amount and with such sureties as the Trustees may determine.

3.5           President and Vice Presidents. The President shall be the chief executive officer of the Trust and, subject to the control of the Trustees, shall have general supervision, direction and control of the business of the Trust and of its employees and shall exercise such general powers of management as are usually vested in the office of President of a corporation. Subject to direction of the Trustees, the President shall have power in the name and on behalf of the Trust to execute any and all loans, documents, contracts, agreements, deeds, mortgages, registration statements, applications, requests, filings and other instruments in writing, and to employ and discharge employees and agents of the Trust. Unless otherwise directed by the Trustees, the President shall have full authority and power, on behalf of all of the Trustees, to attend and to act and to vote, on behalf of the Trust at any meetings of business organizations in which the Trust holds an interest, or to confer such powers upon any other persons, by executing any proxies duly authorizing such persons. The President shall have such further authorities and duties as the Trustees shall from time to time determine. In the absence or disability of the President, the Vice-Presidents in order of their rank as fixed by the Trustees or, if more than one and not ranked, the Vice-President designated by the Trustees, shall perform all of the duties of the President, and when so acting shall have all the powers of and be subject to all of the restrictions upon the President. Subject to the direction of the Trustees, and of the President, each Vice-President shall have the power in the name and on behalf of the Trust to execute any and all instruments in writing, and, in addition, shall have such other duties and powers as shall be designated from time to time by the Trustees or by the President.

3.6           Secretary. The Secretary shall maintain the minutes of all meetings of, and record all votes of, Shareholders, Trustees and any committee of the Trustees. The Secretary shall be custodian of the seal of the Trust, if any, and the Secretary (and any other person so authorized by the Trustees) shall affix the seal, or if permitted, facsimile thereof, to any instrument executed by the Trust which would be sealed by a Delaware business corporation executing the same or a similar instrument and shall attest the seal and the signature or signatures of the officer or officers executing such instrument on behalf of the Trust. The Secretary shall also perform any other duties commonly incident to such office in a Delaware business corporation, and shall have such other authorities and duties as the Trustees shall from time to time determine.

3

3.7           Treasurer. Except as otherwise directed by the Trustees, the Treasurer shall have the general supervision of the monies, funds, securities, notes receivable and other valuable papers and documents of the Trust, and shall have and exercise under the supervision of the Trustees and of the President all powers and duties normally incident to the office. The Treasurer may endorse for deposit or collection all notes, checks and other instruments payable to the Trust or to its order. The Treasurer shall deposit all funds of the Trust in such depositories as the Trustees shall designate. The Treasurer shall be responsible for such disbursement of the funds of the Trust as may be ordered by the Trustees or the President. The Treasurer shall keep accurate account of the books of the Trust’s transactions which shall be the property of the Trust, and which together with all other property of the Trust in the Treasurer’s possession, shall be subject at all times to the inspection and control of the Trustees. Unless the Trustees shall otherwise determine, the Treasurer shall be the principal accounting officer of the Trust and shall also be the principal financial officer of the Trust. The Treasurer shall have such other duties and authorities as the Trustees shall from time to time determine. Notwithstanding anything to the contrary herein contained, the Trustees may authorize any adviser, administrator, manager or transfer agent to maintain bank accounts and deposit and disburse funds on behalf the Trust.

3.8           Other Officers and Duties. The Trustees may elect such other officers and assistant officers as they shall from time to time determine to be necessary or desirable in order to conduct the business of the Trust. Assistant officers shall act generally in the absence of the officer whom they assist and shall assist that officer in the duties of the office. Each officer, employee and agent of the Trust shall have such other duties and authority as may be conferred upon such person by the Trustees or delegated to such person by the President.

ARTICLE IV
MISCELLANEOUS

4.1           Depositories. In accordance with Section 8.1 of the Declaration, the funds of the Trust shall be deposited in such custodians as the Trustees shall designate and shall be drawn out on checks, drafts or other orders signed by such officer, officers, agent or agents (including the adviser, administrator or manager), as the Trustees may from time to time authorize.

4.2           Signatures. All contracts and other instruments shall be executed on behalf of the Trust by its properly authorized officers, agent or agents, as provided in the Declaration or By-laws or as the Trustees may from time to time by resolution provide.

4.3           Seal. The Trust is not required to have any seal, and the adoption or use of a seal shall be purely ornamental and be of no legal effect. The seal, if any, of the Trust may be affixed to any instrument, and the seal and its attestation may be lithographed, engraved or otherwise printed on any document with the same force and effect as if it had been imprinted and affixed manually in the same manner and with the same force and effect as if done by a Delaware business corporation. The presence or absence of a seal shall have no effect on the validity, enforceability or binding nature of any document or instrument that is otherwise duly authorized, executed and delivered.

ARTICLE V
SHARE Transfers

5.1           Transfer Agents, Registrars and the Like. As provided in Sections 3.8 and 6.8 of the Declaration, the Trustees shall have authority to employ and compensate such transfer agents and registrars with respect to the Shares of the Trust as the Trustees shall deem necessary or desirable. In addition, the Trustees shall have power to employ and compensate such dividend disbursing agents, warrant agents and agents for the reinvestment of dividends as they shall deem necessary or desirable. Any of such agents shall have such power and authority as is delegated to any of them by the Trustees.

4

5.2           Transfer of Shares. The Shares of the Trust shall be subject to the limitations on transfer as provided in Section 6.9 of the Declaration. The Trust, or its transfer agents, shall be authorized to refuse any transfer unless and until presentation of proper evidence as may be reasonably required to show that the requested transfer is proper.

5.3           Registered Shareholders. The Trust may deem and treat the holder of record of any Shares as the absolute owner thereof for all purposes and shall not be required to take any notice of any right or claim of right of any other person.

ARTICLE VI
AMENDMENT OF BY-LAWS

6.1           Amendment and Repeal of By-Laws. In accordance with Section 3.9 of the Declaration, the Trustees shall have the exclusive power to amend or repeal the By-Laws or adopt new By-Laws at any time. Action by the Trustees with respect to the By-Laws shall be taken by an affirmative vote of a majority of the Trustees. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, and any apparent inconsistency shall be construed in favor of the related provisions in the Declaration.

5

PROXY

IDR CORE PROPERTY INDEX FUND LTD
3 Summit Park Drive

Suite 450

Independence, OH 44131

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST [ ], 2023

The undersigned stockholder of IDR Core Property Index Fund Ltd, a Maryland corporation (the “Company”), hereby appoints Garrett E. Zdolshek and Thomas J. Bartos, jointly and severally, as proxies, each with full power to appoint their substitute, and hereby authorizes them to vote, as designated below, all shares of the Company, held of record by the undersigned at the close of business on June 30, 2023, at the Meeting of Stockholders of the Company to be held virtually on August [ ], 2023 at [ ] Eastern Time and at all postponements and adjournments thereof, and to otherwise represent the undersigned at the Meeting as if personally present thereat. The Meeting will be held at the following web address: www.proxydocs.com/IDR. (The control number for the Meeting is located in the shaded gray box on the right side of your proxy card). The undersigned acknowledges receipt of the Notice of Meeting and the Proxy Statement, each of which are incorporated by reference.

The Board of Directors recommends a vote “FOR” the proposals listed below, as they are more particularly described in the Proxy Statement.

PROPOSAL 1: To approve a new investment advisory agreement between the Company and Accordant Investments LLC, pursuant to which Accordant Investments LLC will serve as the investment adviser to the Company:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 2: To approve a new sub-advisory agreement by and among Accordant Investments LLC, the Company and IDR Investment Management, LLC:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 3: To approve a new expense limitation and reimbursement agreement between the Company and Accordant Investments LLC:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 4: To approve the conversion of the Company from a Maryland corporation to a Delaware statutory trust in accordance with the Plan of Conversion:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 5: To approve the Company’s Declaration of Trust and By-laws:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 6: To approve a change in the Company’s investment objective and make the investment objective non-fundamental:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 7: To approve the adoption of a fundamental policy to make quarterly repurchase offers for the Company’s shares:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 8: To approve certain changes to make non-fundamental the Company’s current fundamental investment policy to invest, under normal circumstances, at least 80% of its total assets in real estate investment vehicles that comprise the NFI-ODCE X Index, and modify the reference index to the NFI-ODCE Index:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 9: To approve a modification of the Company’s fundamental investment policy regarding investment concentration:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 10: To elect the following individuals to the Board of Directors, with each to serve as a member of the Board of Directors of the Company and each of whom will commence his term upon election at the Meeting for an indefinite term and until his successor is duly elected and qualifies:

1. David Canter; 2. Geoffrey Dohrmann; 3. James ("Jim") Hime; 4. Jeff Holland; 5. Greg Stark; 6. Dan McNamara; and 7. [   ]

FOR [ ]	WITHHOLD [ ]	FOR ALL EXCEPT [ ]

PROPOSAL 11: To approve the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

YOUR VOTE IS IMPORTANT. PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT BY MAIL VIA THE ENCLOSED ENVELOPE, OR VOTE ONLINE AT www.proxydocs.com/IDR, OR CALL 866-349-0468 TO VOTE VIA PHONE.

If this proxy is properly executed and received by the Secretary of the Company prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR each proposal.

Please date and sign below exactly as [the name in which shares are held][your name] appears on this proxy. Executor, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

Name of Stockholder:

Shares as of the close of business on June 30, 2023:

Authorized Signature
Title:

Second Authorized Signature (if required by Stockholder)
Title:

Dated: